UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2013

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

In the last twenty years, we experienced two major stock market bubbles: the NASDAQ and Internet craze of the late 1990s and the sub-prime lending and real-estate folly of the mid-2000s. Each ended in a painful stock market crash of around 50%, accompanied by a severe recession. It is not surprising, therefore that investors have become accustomed to think of the stock market in terms of bubbles and crashes. Yet, bear markets in stocks and economic recessions, if not always as severe, have been a recurring feature of free economies ever since they have been in existence.

What has been different this time is the extent to which central banks—and principally the U.S. Federal Reserve—have taken center stage—both as saviors of last resort when these bubbles burst and as engineers of the following speculative bubble as a result of their rescue operations.

During the last two decades, it became an accepted view that fluctuations in the wealth of investors determined spending and saving trends in the economy. The Federal Reserve thus became concerned that any serious stock market decline might precipitate an economic recession, and it began to pour liquidity into the banking system as soon as a stock market decline threatened to gather momentum.

Naturally, investors tend to become addicted to a market that they “know” will be bailed out as soon as it threatens to decline and, in such a market, prices keep going up regardless of valuations—at least until some accident sends them back down to earth. This is what happened when the tech stock bubble burst in early 2000, and in the post-financial crisis bear market of 2007-2009.

Today, we are living through perhaps the greatest monetary policy experiment of modern times: having brought interest rates all the way down to near zero, the U.S. Federal Reserve has embarked onto “Quantitative Easing” by buying Treasury and related securities regardless of the impact on interest rates. Initially, this was a desperate effort by the United States to bail out its financial system and to drag the economy out of a deep and stubborn recession. Soon, the United Kingdom and Japan opted to follow a similar route and eventually so did the European Central Bank, albeit somewhat reluctantly.

The resulting torrent of liquidity produced powerful rallies in the global financial markets, including bounces back to historical highs in some instances, even though the real economies had only partially recovered. As a result, valuations could never reach the low levels that had characterized major market bottoms in the past.

To generalize, valuation measures today stand somewhere between those at major market bottoms of the past and the extreme highs reached during the last speculative bubble. Part of the investing crowd is busy trying to participate in what might be a major new (though ageing) bull market, while the rest spends its time worrying about when the speculative bubbles potentially created by the central banks’ lavish provision of liquidity will burst.

It could be argued that the major stock markets are not yet in bubble territory, since there remains a fair number of skeptics and worriers. But it also seems hard to envision major gains from here as many studies, including by Nobel Prize laureate Robert Shiller, indicate that 5-10 year returns from current stock market valuation levels tend to be very slim.

At the same time, a number of observers have pointed out that the distribution of P/E multiples among stocks in the S&P 500 stock market index has recently been the narrowest in about 25 years. Simply speaking, this means that the difference between the highest P/Es and the lowest P/Es among stocks in the index is historically very low. It also means, therefore, that companies with very different qualities and growth potentials may be selling at similar price/earnings ratios, which should translate in attractive opportunities for analysts capable to detect the anomalies.

Between the great financial crisis of 2007-2009 and the monetary-fueled recoveries that followed, the most important investment decisions have been of a macro nature: to be invested in the market or not or, in today’s fashionable lingo, “risk in or risk out”. Now is a good time to remember the fundamentals of stock selection.

Respectfully,

François Sicart

Chairman

Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The fiscal year just completed was a remarkable one, and not just because of the stellar performance put in by the market and by the Fund. Economic, and, more strikingly, political, developments which one might have thought would have had profound negative influence on the market seemed not to have mattered to equity investors. At the same time, the market’s bull run seemed to have an equally unimpressive impact on the investing public, as fund flows, or more accurately, lack thereof, into equities demonstrated. What, exactly, is going on?

Fortunately, fund managers do not have to answer such questions. Their role, and particularly, as I see mine, is to purchase shares of good companies at bargain prices when they have fallen out of favor with the investing public, and hold them for as long as their prospects appear under appreciated by the markets. Though hardly a walk in the park, this is far easier to accomplish than to predict with any accuracy, and more importantly, with any consistency, the path of the overall market.

That said, we did predict, last year in this letter, a benign market environment. Our reasoning then was that the “fiscal cliff” would be the 21st Century equivalent of Y2K: To wit, much ado about nothing. Ditto, it turns out, for the sequester, and now, as recent data has shown, “la meme chose” for the government shutdown. These political hysterics may sell newspapers and win or lose votes, but they have had little effect, correctly, in my view, on the markets. Why? Well, in part, because, notwithstanding all the dire rhetoric that surrounded them, the numbers involved were tiny, on a relative basis, compared with the overall burden of public sector spending or when compared with the economy as a whole. The markets, it seemed, saw through the rhetoric and concluded, rightly, that the emperor wasn’t wearing any clothes.

This is not to say that there are not very large fiscal issues that must be addressed. The entire entitlement structure of the Federal government must be overhauled. At the state and local levels, public employees’ pension issues are overhanging most budgets. But these problems are far from unknown and the solutions to these issues are both simple and obvious, in spite of the political difficulty involved in getting to them. And, so, the markets seem to have concluded, they will be solved. I concur, but not without some drama and pain.

Beyond looking past political shenanigans, the markets also seemed indifferent to anemic economic growth in the U.S. and elsewhere. Now, markets are supposed to be discounting mechanisms and what they are supposed to discount is the future. They may be wrong about the future, in which case they must adjust and discount a new consensus future, but in no event are the markets expected to discount the present or the past. Consequently, one could conclude that the markets have discounted a brighter economic picture than the sluggish growth one which is currently in focus. If so, there is room for disappointment in the year ahead, and caution is warranted. True enough, but from our risk adverse, capital preservation orientation, caution is always warranted. So I can’t say much is new there.

That the investing public at large has not been lured back into the markets in droves after such an impressive uplift is by far the most interesting and telling development of the past year. What it signals to this long-time observer, is a sea change in public attitude regarding equities, coupled with a secular shift in demographics. While both factors are important, it is the latter, I suspect, which is the more profound and the longest lasting. First the former. After the collapse of the internet bubble in 2000 through 2002, and followed so closely by 2007 through 2009 meltdown, the bloom seems to have come off the rose of the equity markets for many erstwhile investors. Much like the wariness of generations after the 1929 collapse and the ensuing Depression, generations of investors who were raised on the notion that there was no alternative to equities have been badly burned by the markets and are in no hurry to reengage. Risk taking has lost its allure to many, and just as deleveraging is the strategy of choice for debtors, fixed income securities, as witnessed by the huge inflows into bond funds over the past few years, have become the investment vehicle of choice for many. That this has turned out to be precisely the wrong strategy is of no particular moment, and I suspect that it will take far more ebullience in the markets even than what we have seen this year to change that mindset.

2	October 31, 2013

As for the demographic shift, this is increasingly well documented, though, astonishingly, few were speaking of it only a few years ago. The implication for the markets, as well as for public policy and the national fiscal predicament, are profound. An aging population is a dissaving population, and the long standing zero interest rate policy of the central bank implies that retirees cannot count on their savings to provide them an income. This means, perforce, the need to “eat” their capital, and/or to continue working. But in either event, it does not mean reengaging with an equity market perceived as risky. So, for the foreseeable future, one should expect to see considerable flow out of the equity markets from this large group, as baby boomers cash in their IRAs, 401ks and other savings to pay for their living expenses.

Nor is this the only demographic change of note. The ethnic and cultural make-up of the nation is changing rapidly and it is not too much to speculate that the new America will have different attitudes about risk and entrepreneurship than the one it replaces. It certainly seems that the role that government is expected to play by the emerging majority will be different and larger than what was acceptable in the past. Whatever positive societal alterations may occur as a result of these changes, these developments are likely to have the same long term effects on equity markets that they have had in many other countries where these attitudes, expectations and policies prevail, i.e., not exactly salutary.

But there is little that an investor can do about these large changes, other than to be cognizant of them, so, I return to my earlier premise that fund managers should stick to their knitting and concentrate on finding and owning shares of good companies, at reasonable prices, and let the equity markets take care of themselves. In the most recent fiscal year, that is exactly what we have done and the results were most satisfactory, from both an absolute and relative perspective. The Tocqueville Fund registered a 29.04% return over the fiscal year, compared with a 27.18% for the overall market, as measured by the S&P 500, the index against which we are most commonly measured. With the exception of Newmont Mining, a gold mining company that had a miserable year, almost all the names in our portfolio generated a positive contribution to the results. In particular, large cap names like Ford, Xerox, Google, Du Pont, MasterCard, Applied Materials, Johnson and Johnson, and Boeing were significant contributors to our performance, but so too were Isis Pharmaceuticals, Alkermes, and Steelcase, smaller capitalization names. Combined, these names, which comprised the top ten performers during the past fiscal year, provide some insight into our eclectic, multicap, style agnostic approach to investing. It is an approach that has generated consistently satisfactory returns—at least from the perspective of this very large shareholder—over the long period I have been managing the Fund. And it is the approach we will continue to employ, with caution, in the years ahead.

Thank you for your continued support,

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	29.04%	14.17%	15.04%	8.69%
Standard & Poor’s 500 Stock Index	27.18%	16.56%	15.17%	7.46%

4	October 31, 2013

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this review of the Tocqueville Opportunity Fund’s performance for the fiscal year ended October 31, 2013. The Fund performed slightly below the SMID cap (small/mid cap) growth benchmark (the Russell 2500 Growth Index) and gained 35.09% while the Index gained 37.60%. The performance of small and mid-capitalization issues was favored throughout the past fiscal year over larger capitalization issues. Longer term investors in the Fund will recall that the fiscal year commenced in the midst of a sell-off in equity markets post the 2012 Labor Day weekend precipitated by a combination of European Union related macro fears, the U.S. Presidential election, the expiration of fiscal stimulus at the end of 2012, and the probability of higher dividend and capital taxation in 2013. In retrospect the correction ran for about two months from mid-September 2012 through mid-November 2012; the correction in SMID cap growth issues was significant at 9.5%. The recovery from the lows was impressive, and equity indices have been marked since by a steady series of higher highs and higher lows. While SMID cap value issues led growth for most of the past fiscal year, growth issues usurped the lead in late June upon the conclusion of a mid-year correction which was brought on by fears of an imminent shift in policy away from quantitative easing due to an improved economic outlook.

Over the past year, there have been several noteworthy shifts in sector allocations which have resulted from both performance and investment strategy. At the fiscal year end, the Fund’s largest sector commitments were in the economy sensitive sectors: Basic Materials, Autos and Transportation, and Producer Durables. During the year, we increased the weightings in these more cyclical areas from about 17% to 27% of the Fund’s total investments as we gained increased confidence in the persistency of the economic recovery and passing threats of sequestration, the shut down, and QE tapering. Although Healthcare sector investments had comprised the largest share of the Fund’s capital at the start of the fiscal year, we continued to increase exposures and ended the period at more than 23% of the Fund’s investments. Healthcare issues provided leading performance, and throughout the period was a steady stream of new issue offerings and positive news supporting the sector—trial results and new drug approvals. We lowered investment allocations to the combined Consumer Staples/Consumer Discretionary sectors, but the group represented the third largest sector level commitment of the Fund at approximately 25%. Our bias toward the Consumer holdings has been to tilt holdings toward issues which stand to benefit the most from a recovery in discretionary spending, including: housing, leisure activities and travel. We have also continued to increase the Fund’s investments in Financial issues, and over the past year have moved from a significant underweight to an overweight on a relative basis. Financials generated the second best relative sector performance for the Fund over the past year, and the Fund’s holdings are characterized by a group of issues that has benefitted from consolidation, rapid loan and market share growth, and exceptional management and execution. The aforementioned increases in sector investments have essentially been funded from a dramatic reduction in the Technology sector—one year ago Technology investments were the Fund’s largest holdings but over the past year, we reduced Technology investments from approximately 23% to nearly 16%. While several of the Fund’s leading performers were Technology issues (LinkedIn, priceline.com), the overall sector was the worst performing for the Fund and the Fund’s holding in Apple was the single worst contributor to Fund performance. Apple’s share price declined nearly 25% during the period.

Healthcare issues powered the Fund’s performance during the past fiscal year. Eleven of the top 15 absolute performers were Healthcare issues, and all but one of these doubled in price during the period—the top five of these included: Aegerion Pharmaceuticals, Alnylam Pharmaceuticals, NPS Pharmaceuticals, Isis Pharmaceuticals and Incyte Pharmaceuticals. On a relative basis, Healthcare issues occupied seven of the top 15 contributors with the leading five including: Alnylam Pharmaceuticals, NPS Pharmaceuticals, Regeneron Pharmaceuticals, Pharmacyclics, and Vertex Pharmaceuticals. While we don’t regard “top ten” holdings as a statistically meaningful metric due to the Fund’s diversification strategies, Healthcare issues comprised six of the “top ten” issues at the end of the fiscal year versus two at the start. We have gained increased confidence over the past three years that the new era of medicine marked by targeted therapies against rare, orphan diseases and cancers, enabled by genetic identification and characterization, represents one of the most significant investment opportunities of a lifetime. Nevertheless, we recognize that Healthcare investments are inherently risky for reasons ranging from adverse events to the FDA approval process—the Fund’s Healthcare holdings are very diversified and the relative risk of any single holding is diligently monitored and controlled.

Annual Report	5

The combined Industrials names (Auto and Transportation, Durables and Materials) contributed positively to Fund performance during the fiscal year, even as we increased investments significantly. Outside of the dominant performance of Healthcare issues, contributions were varied but equally significant. Facebook was a top 5 issue in terms of absolute gains and turned in the second best relative contribution during the period. LinkedIn, a long term holding, was top 10 in absolute gains and top 5 in relative contribution. Other impressive absolute and/or relative contributors included: Tesla Motors, Boston Beer, Hanesbrands, Delta, and CaeserStone. Delta, Tesla, Priceline and Manhattan Associates were the only four non-Healthcare issues in the “top ten” list at the end of the fiscal year. The fiscal year was unique for the lack of takeovers of Fund investments in comparison with the two prior fiscal years when a steady stream of takeovers which benefitted performance. However, in a bit of a paradox, the Fund benefitted from positions in numerous “acquiring” companies whose share prices predominantly rose as acquisitions were driven by accretive and market share enhancing strategies. Names of issues involved in significant transactions included: Hanesbrands, Constellation Brands, Warner Chilcott, Actavis, Valeant Pharmaceuticals, First Financial Holdings, Middleby, Generac Holdings, Westinhouse Air Brake Technologies, Onyx Pharmaceuticals, Endo Health Solutions, and 3D Systems.

In closing we would like to reiterate our investment strategy—we employ fundamental research in a classic approach in order to identify and to invest in leading companies and companies which we expect to be market leaders. We focus upon those companies which are positioned to continually and successfully innovate, to gain market share, to expand in new markets and geographies, and most importantly to sustain competitive advantage and high returns on capital. Brand and patent and first to market advantages are naturally unique advantages which we search to identify—differentiation and barriers to entry are critical attributes. While we recognize that dividend yield and stock repurchases are attractive return opportunities, we prefer to be an owner in a business in which capital can be reinvested at very high and sustainable returns. Companies with pricing power are uniquely interesting, and we favor companies which are “category killers” and true “game changers”. Examples of such winning companies include numerous names which have been held in the Fund on a long term basis.

We appreciate your ongoing confidence in our efforts on behalf of the Opportunity Fund.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	October 31, 2013

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The chart and table primarily reflect The Opportunity Fund’s performance achieved prior to the changed effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	35.09%	17.27%	17.16%	5.81%
Russell 2500 Growth Total Return Index	37.60%	19.24%	20.87%	9.85%

Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2013, the Tocqueville International Value Fund’s total U.S. dollar return was 27.75%. In the same period, the Morgan Stanley EAFE Index, the index against which we are most often compared, had a net total U.S. dollar gain of 27.40%. For the 10 year period ended October 31, 2013, the Tocqueville International Value Fund’s total U.S. dollar return was 133.58%. In the same period, the Morgan Stanley EAFE Index had a net total U.S. dollar return of 119.88%.

During the fiscal year, global equity markets advanced, driven by expansionary monetary policy and low interest rates, an improving global growth picture and a further improvement in investor perception regarding systemic risk. At the outset of the year, China’s once in a decade political transition passed without major disruption and Japan’s new government implemented policies designed to promote growth and weaken the Yen, a positive for corporate profits. By midyear, European policy makers began to move away from their insistence on fiscal austerity and toward a more growth oriented approach. Meanwhile, the U.S. Fed maintained its accommodative stance. Toward the end of the period, investors began to believe in the possibility of a synchronized global expansion. Among equity sectors, gains were led by financials, real estate, transportation, industrial products, media, paper, and auto related shares, while mining and oil & gas shares performed poorly.

The Fund had substantial gains in Italian auto parts maker Sogefi, French logistics-focused holding company Bollore, Japanese industrial automation and test equipment concern Omron, German truck parts producer SAF-Holland, French construction materials producer and distributor Saint-Gobain, Japanese tire maker Bridgestone, French broadcast television concern M6-Metropole, Japanese industrial conglomerate Hitachi, and Swiss drug maker Novartis. The Fund also had significant profits in Hong Kong financial and real estate conglomerate Guoco Group, subject of a going private offer by its controlling shareholder. The Fund had losses in the shares of mining companies IAMGold and Newmont Mining in connection with the decline in the price of gold. Relative to the EAFE Index, the Fund’s results were enhanced by the strong performance of our industrial and information technology shares, as well as our large exposure in those areas. This positive effect was partially offset by the low exposure to financials, a sector that performed very well again this year, the mining shares discussed above, and our cash reserve, which we maintain in order to capitalize on opportunities created by any unforeseen negative macro events.

From a portfolio standpoint, the major change that occurred during the year was a shift in exposure away from Japan and towards developed Europe, as we harvested positions in Japan and added to our European holdings when sentiment toward the region was negative around midyear.

During the period, the Fund exited its positions in Japanese companies Bridgestone, power tool maker Makita, office equipment and camera maker Canon, and chemical maker Asahi Kasei, as they approached our estimates of intrinsic value. The Fund also exited UK auto parts retailer Halfords, UK based telecom services provider Vodafone, French media conglomerate Vivendi Universal, and Swiss food company Nestle, for reasons of valuation.

During the year, the Fund took new positions in UK retailer Tesco, which is cash generative, rich in real estate, and where a new returns-oriented management team is in the process of divesting underperforming assets; in Japanese household products company Kao, a market leader with a substantial business in growth markets in Asia, that trades a single digit multiple of cash flow and a deep discount to its global peers; in UK emergency home repair insurer Homeserve, a cash generative business with operational challenges which we deem temporary; in Telecom Italia, which is depressed due to investor concerns about growth in its home market and generates a high teens percentage free cash flow yield and has the potential for a corporate event that would be value enhancing; in Dutch mail and logistics company TNT Express, when the price collapsed after a proposed acquisition by UPS was scuttled by anti-trust authorities, enabling us to pick up shares at a substantial discount to intrinsic value; in Norwegian chemical logistics company Stolt-Nielsen, where we believe we purchased the shares for less than the value of the liquids storage terminal and tank containers businesses, giving us a free option on a recovery in the tanker business; in global oil services concern Schlumberger, which was trading at a multi-year low multiple of cash flow due to misplaced investor concerns about demand for its

8	October 31, 2013

services; and in Dutch specialty textile and functional materials maker Ten Cate, which was out of favor due to its exposure to government spending on military defense and was trading a substantial discount to intrinsic value based on normalized cash flow margins. The Fund also added to positions in Infineon, Hitachi, Hoya, Akzo Nobel, Nexans, Freeport McMoran, Orkla, and Groupe Bruxelles Lambert.

With interest rates at multi-year lows, and aggressive monetary policy being pursued throughout the developed world, investors are taking on more risk. As the market becomes more complacent, we become more concerned about potential risks, including continued risk of volatility in the Middle East, growing tensions between China and Japan, the sustainability of historically high corporate profit margins, and the unknowable consequences of unprecedented expansionary monetary policy, to name a few. As evidenced above in the discussion of new positions, in Europe, we continue to find the most attractive opportunities in economically sensitive companies, and in “special situations”, where managements are creating shareholder value via restructuring and other means of self-improvement. In Japan, we continue to seek and find opportunities in companies that have good assets and management teams focused on improving corporate profitability and capital allocation from a relatively weak starting point. As we have noted, the poor performance of emerging markets during the last several quarters has brought them back into our research focus, and we expect the U.S. move toward tapering will create interesting opportunities for the Fund.

To protect and grow your capital, we continue to seek out companies that have defensible business franchises, pricing power, limited financial leverage and the ability to return cash to shareholders, and which trade at a discount to intrinsic value based on future cash flows in a conservative economic growth scenario.

Respectfully,

James Hunt

Portfolio Manager

Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	27.75%	7.75%	14.42%	8.85%
MSCI EAFE Index	27.40%	8.88%	12.52%	8.20%

10	October 31, 2013

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the past fiscal year, the Tocqueville Gold Fund declined 46.44% compared to a decline of 23% for gold bullion and 48.34% for the Philadelphia Stock Exchange Gold/Silver Index (“XAU”), our benchmark index. The top three listed contributors to the Fund’s performance over this period included Tahoe Resources Inc., Alamos Gold Inc. and Franco-Nevada Corporation which depreciated by 5.8%, 17.8% and 20.7%, respectively. The bottom three performers were Banro Corporation, Sunward Resources Ltd. and International Tower Hill Mines Ltd. which declined by 82.2%, 80.1% and 78.6%, respectively.

The disappointing performance of gold and gold shares at a time when the macroeconomic fundamentals for gold, as we understand them, continued to strengthen is incongruous. The correction from the price peak of $1,921/oz in 2011 is now into its second year. Sentiment gauges and valuation benchmarks that we rely on continue to suggest that initiating or adding to a gold investment strategy both makes sense, and that the current entry point is low risk.

We do not think the Fed will be able to exit its policy of extreme monetary ease without causing considerable collateral damage in the equity and bond markets. Our view is obviously not shared by the investment consensus. It seems to us that in order to avoid adverse financial market consequences, the policy of quantitative easing will continue indefinitely and risk serious inflation. We have discussed this view in several of our quarterly commentaries over the past year. The decline in the price of gold does not, in our opinion, invalidate the investment premise for gold, which is that it will be difficult if not impossible for policy makers to avoid monetary debasement, whether inflation or some other form.

We believe that the incongruity between gold’s price behavior and compelling fundamentals is explained by physical flows of bullion. It has become apparent over the past year that there has been a significant drain of physical gold from depositories in the Western World to China, India, and other Asian destinations. Imports of gold into China over the past two years by themselves account for nearly all of the global mine production. The story is similar for India, where despite government attempts to discourage gold imports through higher import duties, flows remain strong.

The business of mining gold is either attractive or unattractive based on one’s expectation and eventual outcome for the gold price. Since we continue to expect higher gold prices in the future, we believe that investing in gold mining companies with quality assets, in attractive political jurisdictions, and with competent management teams offers the optimal exposure to that expectation. Since mining companies are leveraged to the gold price, their shares tend to rise or fall to a greater extent than the price of the metal itself. Since the launching of the Tocqueville Gold Fund in 1998, this strategy has served us well and we expect it to continue to do so.

There has been wholesale turnover in the executive ranks of the gold mining industry over the past year, in large part due to investor disenchantment. The result, we believe, will be greater attention by new management groups to cost containment, restrictions on capital expenditures, and greater inclination to increase dividend payouts. Over the intermediate term, it seems likely that the pipeline of new gold mining projects will dwindle and that future gold supply will be constrained and quite possibly decline.

Annual Report	11

Our research team continues to stay on top of specific company developments. We believe that our current holdings position the Fund quite favorably to upside movements in the gold price while protecting downside based on strong financials, quality assets, and good management. We appreciate your support over the past year and look forward to responding to any questions or comments that you may have.

Sincerely,

John C. Hathaway	Douglas B. Groh
Portfolio Manager	Portfolio Manager

12	October 31, 2013

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-46.44%	-20.98%	13.91%	5.79%
Philadelphia Stock Exchange Gold and Silver Index	-48.34%	-21.03%	4.68%	0.95%
Standard & Poor’s 500 Stock Index	27.18%	16.56%	15.17%	7.46%

Annual Report	13

The Delafield Fund

Dear Fellow Shareholder,

With the re-election of President Obama in early November 2012, the fiscal year began with at least the certainty of who would lead the U.S. for the next four years as well as the prospect that our partisan government could amicably resolve the various issues which we were facing. Unfortunately, we were quickly brought back to reality with the fiscal cliff debacle, which was not resolved until the very last moment (and even then only partially), with neither party able to claim an advantage and the reputation of both further tarnished by dysfunction. Political stalemate remained a theme through the balance of the fiscal year, with disagreements on managing our deficit, the fiscal budget, inflation and the debt ceiling dominating headlines and causing a two week government shutdown late in the fiscal year. Despite these conditions, which no doubt have stunted corporate hiring and spending, our economy continued to show modest improvement through the fiscal year. The U.S. housing market and consumer net worth exhibited substantial progress, and more recently, American manufacturing has experienced the start of a renaissance, aided in large part by historically low domestic natural gas prices. The international picture remained similarly mixed for much of the year. Growth in China slowed considerably earlier in the year, but continues to be robust in comparison to the rest of the world, while Europe experienced another banking crisis this past spring, this time in Cyprus, but generally appears stable now.

While we would have expected this backdrop to make for an unsettled outlook and cautious investment environment, domestic equity markets were blissfully unaware and rallied for virtually the entire fiscal year. For the twelve months ended October 31, 2013, the Standard & Poor’s 500 Index (“S&P 500”) increased 27.18%, while the Russell 2000 Index (“Russell 2000”) posted a 36.28% increase, both on a total return basis. During the same twelve months, the Delafield Fund’s (the “Fund”) net asset value increased 32.07% to $37.13 per share with dividends reinvested. The net asset value amounted to $1,759,341,275, of which 84.2% was invested in equities, and the balance held in cash and equivalents and fixed income securities. Overall, we were satisfied with the Fund’s progress during the fiscal year, though our performance was tempered by the size of our reserves. That said, we were and still are content to use the cash as a hedge against volatility in the near term and ultimately, we will employ these cash reserves to seize upon attractive and appropriately priced investment opportunities as we uncover them.

The Fund was heavily weighted towards the industrials and materials sectors during the year, as the inherent cyclicality of the companies in these areas presented a number of investment opportunities for us. On an absolute basis, holdings in these sectors contributed favorably to the Fund’s performance for the fiscal year. Relative to the more comparable Russell 2000, the Fund’s materials stocks were particularly strong, contributing about 300 basis points of relative outperformance, while in contrast, the Fund’s industrials names modestly underperformed. The Fund’s investments in the information technology sector also generated strong returns.

Dover Corporation was the largest contributor to the Fund’s performance during the year, with the shares showing steady gains on strong earnings and the announced spin-off of its mobile consumer electronics and specialty components businesses. Sealed Air Corporation was the next largest contributor during the fiscal year, benefiting from favorable senior management appointments and stabilized earnings trends. In contrast, Acco Brands Corp. and Molycorp, Inc. were the largest detractors, with the former continuing to experience earnings pressure, while the latter experienced startup delays at its Mountain Pass mine and was forced to raise capital to cover cost overruns.

In closing, we remain steadfast in our bottom-up investment philosophy and continue to believe that the portfolio is composed of companies where managements are taking actions to position their businesses for the long term. Over time, we expect that the market will accurately reflect the true value of these businesses and our focus remains on employing our long-standing strategy to protect your capital and to enhance its growth.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

14	October 31, 2013

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	32.07%	14.38%	19.39%	11.17%
Standard & Poor’s 500 Stock Index	27.18%	16.56%	15.17%	7.46%
Russell 2000 Total Return Index	36.28%	17.69%	17.04%	9.03%

Annual Report	15

The Tocqueville Select Fund

Dear Fellow Shareholder,

With the re-election of President Obama in early November 2012, the fiscal year began with at least the certainty of who would lead the U.S. for the next four years as well as the prospect that our partisan government could amicably resolve the various issues which we were facing. Unfortunately, we were quickly brought back to reality with the fiscal cliff debacle, which was not resolved until the very last moment (and even then only partially), with neither party able to claim an advantage and the reputation of both further tarnished by dysfunction. Political stalemate remained a theme through the balance of the fiscal year, with disagreements on managing our deficit, the fiscal budget, inflation and the debt ceiling dominating headlines and causing a two week government shutdown late in the fiscal year. Despite these conditions, which no doubt have stunted corporate hiring and spending, our economy continued to show modest improvement through the fiscal year. The U.S. housing market and consumer net worth exhibited substantial progress, and more recently, American manufacturing has experienced the start of a renaissance, aided in large part by historically low domestic natural gas prices. The international picture remained similarly mixed for much of the year. Growth in China slowed considerably earlier in the year, but continues to be robust in comparison to the rest of the world, while Europe experienced another banking crisis this past spring, this time in Cyprus, but generally appears stable now.

While we would have expected this backdrop to make for an unsettled outlook and cautious investment environment, domestic equity markets were blissfully unaware and rallied for virtually the entire fiscal year. For the twelve months ended October 31, 2013, the Russell 2500 Index (“Russell 2500”) increased 35.41%, while the Russell 2000 Index (“Russell 2000”) posted a 36.28% increase, both on a total return basis. During the same twelve months, the Tocqueville Select Fund’s (the “Fund”) net asset value increased 43.15% to $15.57 per share with dividends reinvested. The net asset value amounted to $99,887,608, of which 84.3% was invested in equities and the balance held in cash reserves.

Stock selection was favorable to the Fund’s performance this year. Among the four sectors that comprised most of our equities exposure, our holdings in the information technology, consumer discretionary and materials areas all contributed strongly to both the Fund’s absolute and relative performance while the Fund’s positions in the industrials names generated a solid return, but underperformed the comparable Russell 2500 sector performance. While sector allocation is a by-product of our bottom-up investment style, we should also note that we had no exposure to either the financials or health care sectors during the year, which together represented about 34% of the Russell 2500. In the case of financials, this was beneficial to the Fund’s relative performance, while it was a negative with respect to the health care space, which was among the strongest performing sectors during the year. While we were satisfied with the Fund’s progress during the year, our sizeable cash position did temper our performance somewhat, though we were and still are content to use the cash as a hedge against volatility in the near term and ultimately, as dry powder for attractive investment opportunities as we uncover them. With respect to individual stocks, Universal Electronics, Stantec Inc. and Monotype Imaging Holdings were the largest positive contributor to the portfolio’s performance. In contrast, Acco Brands Corp. and Xerium Technologies Inc. were the largest detractors to our performance during period.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

16	October 31, 2013

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/03. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2013

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	43.15%	14.02%	21.93%	11.97%
Russell 2500 Total Return Index	35.41%	18.21%	19.04%	9.89%
Russell 2000 Total Return Index	36.28%	17.69%	17.04%	9.03%

Annual Report	17

Expense Example—October 31, 2013 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2013-October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	October 31, 2013

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 - October 31, 2013
Actual	$1,000.00	$1,138.00	$6.74
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,185.40	$7.16
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.61

The Tocqueville International Value Fund
Actual	$1,000.00	$1,114.40	$6.66
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

The Tocqueville Gold Fund
Actual	$1,000.00	$869.60	$6.55
Hypothetical (5% return before expenses)	1,000.00	1,018.20	7.07

The Delafield Fund
Actual	$1,000.00	$1,146.00	$6.55
Hypothetical (5% return before expenses)	1,000.00	1,019.11	6.16

The Tocqueville Select Fund
Actual	$1,000.00	$1,199.50	$7.32
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.72

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including extraordinary expenses) of 1.25%, 1.30%, 1.25%, 1.39%, 1.21% and 1.32% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	19

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$24.11		$22.23		$21.53	$18.47	$16.39

Operations:
Net investment income (1)	0.40		0.40		0.23	0.32	0.28
Net realized and unrealized gain	6.51		1.81		0.80	2.97	2.09

Total from investment operations *	6.91		2.21		1.03	3.29	2.37

Distributions to shareholders:
Dividends from net investment income	(0.35)		(0.33)		(0.33)	(0.23)	(0.29)
Distributions from net realized gains	—		—		—	—	—

Total distributions	(0.35)		(0.33)		(0.33)	(0.23)	(0.29)

Change in net asset value for the year	6.56		1.88		0.70	3.06	2.08

Net asset value, end of year	$30.67		$24.11		$22.23	$21.53	$18.47

* Includes redemption fees per share of	$0.00	(2)	$0.00	(2)	$0.00 (2)	$0.00 (2)	$0.01
Total Return	29.0%		10.1%		4.8%	18.0%	14.8%
Ratios/supplemental data
Net assets, end of year (000)	$348,269		$366,025		$491,541	$489,670	$383,470
Ratio to average net assets:
Expenses before waiver/reimbursement	1.28%		1.29%		1.26%	1.26%	1.33%
Expenses after waiver/reimbursement	1.26	%(3)	1.26	%(3)	1.25%	1.25%	1.25%
Net investment income before waiver/reimbursement	1.33%		1.30%		0.97%	1.65%	1.60%
Net investment income after waiver/reimbursement	1.35%		1.33%		0.98%	1.66%	1.68%
Portfolio turnover rate	16%		17%		28%	23%	32%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	October 31, 2013

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.76	$14.96	$13.20	$10.78	$9.77

Operations:
Net investment loss (1)	(0.13)	(0.11)	(0.13)	(0.12)	(0.11)
Net realized and unrealized gain	5.66	0.91	1.89	2.54	1.23

Total from investment operations *	5.53	0.80	1.76	2.42	1.12

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	(0.10)

Total distributions	—	—	—	—	(0.11)

Change in net asset value for the year	5.53	0.80	1.76	2.42	1.01

Net asset value, end of year	$21.29	$15.76	$14.96	$13.20	$10.78

* Includes redemption fees per share of	$0.00 (2)	$0.00 (2)	$0.00 (2)	$0.00 (2)	$0.00 (2)
Total Return	35.1%	5.4%	13.3%	22.6%	11.7%
Ratios/supplemental data
Net assets, end of year (000)	$80,609	$65,455	$46,963	$32,863	$30,498
Ratio to average net assets:
Expense	1.30%	1.32%	1.36%	1.41%	1.41%
Net investment loss	(0.64)%	(0.76)%	(1.04)%	(1.08)%	(0.97)%
Portfolio turnover rate	100%	77%	110%	104%	62%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	21

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$11.68		$12.00	$12.12	$10.48	$8.49

Operations:
Net investment income (1)	0.24		0.17	0.11	0.11	0.10
Net realized and unrealized gain (loss)	2.97		(0.37)	(0.16)	1.65	2.59

Total from investment operations *	3.21		(0.20)	(0.05)	1.76	2.69

Distributions to shareholders:
Dividends from net investment income	(0.18)		(0.12)	(0.07)	(0.12)	(0.20)
Distributions from net realized gains	—		—	—	—	(0.50)

Total distributions	(0.18)		(0.12)	(0.07)	(0.12)	(0.70)

Change in net asset value for the year	3.03		(0.32)	(0.12)	1.64	1.99

Net asset value, end of year	$14.71		$11.68	$12.00	$12.12	$10.48

* Includes redemption fees per share of	$0.00	(2)	$0.00 (2)	$0.01	$0.00 (2)	$0.00 (2)
Total Return	27.8%		(1.6)%	(0.5)%	17.0%	34.0%
Ratios/supplemental data
Net assets, end of year (000)	$262,981		$218,793	$199,848	$150,103	$131,613
Ratio to average net assets:
Expenses before waiver/reimbursement	1.55%		1.56%	1.56%	1.56%	1.62%
Expenses after waiver/reimbursement	1.30	%(3)	1.56%	1.56%	1.56%	1.62%
Net investment income before waiver/reimbursement	1.55%		1.53%	0.99%	1.03%	0.96%
Net investment income after waiver/reimbursement	1.80%		1.53%	0.99%	1.03%	0.96%
Portfolio turnover rate	37%		38%	30%	27%	27%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on January 1, 2013.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	October 31, 2013

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$72.82	$81.97	$82.00	$49.71	$21.77

Operations:
Net investment loss (1)	(0.26)	(0.35)	(0.67)	(0.58)	(0.45)
Net realized and unrealized gain (loss)	(32.93)	(7.47)	2.25	32.96	29.28

Total from investment operations *	(33.19)	(7.82)	1.58	32.38	28.83

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.62)	(1.33)	(1.61)	(0.09)	(0.89)

Total distributions	(1.62)	(1.33)	(1.61)	(0.09)	(0.89)

Change in net asset value for the year	(34.81)	(9.15)	(0.03)	32.29	27.94

Net asset value, end of year	$38.01	$72.82	$81.97	$82.00	$49.71

* Includes redemption fees per share of	$0.02	$0.02	$0.10	$0.06	$0.03
Total Return	(46.4)%	(9.5)%	1.8%	65.2%	135.2%
Ratios/supplemental data
Net assets, end of year (000)	$1,215,081	$2,445,913	$2,647,078	$2,199,603	$937,492
Ratio to average net assets:
Expense	1.34%	1.28%	1.25%	1.34%	1.50%
Net investment loss	(0.41)%	(0.56)%	(0.86)%	(1.11)%	(1.25)%
Portfolio turnover rate	14%	11%	3%	9%	9%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	23

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,					January 1, 2009 through October 31, 2009		Year Ended December 31, 2008
	2013	2012	2011	2010
Net asset value, beginning of period	$29.79	$27.21	$26.65	$21.35		$15.10		$24.33

Operations:
Net investment income (loss) (1)	(0.05)	(0.04)	(0.08)	(0.00	)(2)	0.03		0.07
Net realized and unrealized gain	9.19	2.99	0.64	5.32		6.25		(9.23)

Total from investment operations *	9.14	2.95	0.56	5.32		6.28		(9.16)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—		(0.03)		(0.07)
Distributions from net realized gains	(1.80)	(0.37)	—	—		—		(0.00	)(2)
Return of capital	—	—	—	(0.02)		(0.00	)(2)	(0.00	)(2)

Total distributions	(1.80)	(0.37)	—	(0.02)		(0.03)		(0.07)

Change in net asset value for the period	7.34	2.58	0.56	5.30		6.25		(9.23)

Net asset value, end of period	$37.13	$29.79	$27.21	$26.65		$21.35		$15.10

* Includes redemption fees per share of	$0.00 (2)	$0.00 (2)	$0.01	$0.01		$0.01		$0.00	(2)
Total Return	32.1%	11.0%	2.1%	25.0%		41.6	%(3)	(37.6)%
Ratios/supplemental data
Net assets, end of period (000)	$1,759,341	$1,346,273	$1,262,876	$933,674		$636,548		$404,860
Ratio to average net assets:
Expenses before waiver/reimbursement	1.21%	1.23%	1.23%	1.27%		1.38	%(4)	1.40%
Expenses after waiver/reimbursement	1.21%	1.23%	1.23%	1.27%		1.38	%(4)	1.34%
Net investment income (loss) before waiver/reimbursement	(0.15)%	(0.13)%	(0.30)%	(0.02)%		0.21	%(4)	0.29%
Net investment income (loss) after waiver/reimbursement	(0.15)%	(0.13)%	(0.30)%	(0.02)%		0.21	%(4)	0.35%
Portfolio turnover rate	34%	49%	38%	30%		46	%(3)	81%

(1)	Net investment income (loss) per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	October 31, 2013

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,				January 1, 2009 through October 31, 2009		Period from September 28, 2008(2) through December 31, 2008
	2013	2012	2011	2010
Net asset value, beginning of period	$11.35	$11.06	$11.54	$8.46	$5.77		$8.74

Operations:
Net investment income (loss) (1)	(0.06)	(0.04)	(0.07)	(0.03)	(0.00	)(4)	0.01
Net realized and unrealized gain	4.79	0.44	0.12	3.12	2.70		(2.97)

Total from investment operations *	4.73	0.40	0.05	3.09	2.70		(2.96)

Distributions to shareholders:
Dividends from net investment income	—	—	—	(0.01)	(0.00	)(4)	(0.01)
Distributions from net realized gains	(0.51)	(0.11)	(0.53)	—	—		—
Return of capital	—	—	—	—	(0.01)		—

Total distributions	(0.51)	(0.11)	(0.53)	(0.01)	(0.01)		(0.01)

Change in net asset value for the period	4.22	0.29	(0.48)	3.08	2.69		(2.97)

Net asset value, end of period	$15.57	$11.35	$11.06	$11.54	$8.46		$5.77

* Includes redemption fees per share of	$0.00 (3)	$0.00 (3)	$0.01	$0.01	$—		$—
Total Return	43.2%	3.7%	(0.1)%	36.6%	46.7	%(4)	(33.9	)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$99,888	$84,549	$71,554	$41,788	$24,681		$9,226
Ratio to average net assets:
Expenses before waiver/reimbursement	1.34%	1.37%	1.36%	1.38%	2.03	%(5)	3.47	%(5)
Expenses after waiver/reimbursement	1.34%	1.37%	1.36%	1.38%	1.26	%(5)	1.15	%(5)
Net investment income (loss) before waiver/reimbursement	(0.39)%	(0.36)%	(0.67)%	(0.43)%	(0.93	)%(5)	(2.03	)%(5)
Net investment income (loss) after waiver/reimbursement	(0.39)%	(0.36)%	(0.67)%	(0.43)%	(0.16	)%(5)	0.29	%(5)
Portfolio turnover rate	28%	31%	28%	40%	24	%(4)	29	%(4)

(1)	Net investment income (loss) per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Inception of Fund.
(3)	Represents less than $0.01.
(4)	Not annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	25

The Tocqueville Fund

Schedule of Investments as of October 31, 2013

Common Stocks—96.6%	Shares	Value
Automobiles & Components—2.0%
Ford Motor Co.	400,000	$6,844,000
Banks—1.6%
M&T Bank Corp.	20,000	2,250,600
Mitsubishi UFJ Financial Group, Inc.—ADR	500,000	3,200,000
		5,450,600
Capital Goods—6.8%
General Electric Co.	500,000	13,070,000
Illinois Tool Works, Inc.	50,000	3,939,500
The Boeing Co.	50,000	6,525,000
		23,534,500
Commercial & Professional Services—2.9%
Pitney Bowes, Inc.	250,000	5,335,000
Steelcase, Inc.	300,000	4,917,000
		10,252,000
Consumer Services—1.5%
DeVry Education Group, Inc.	150,000	5,385,000
Diversified Financials—3.4%
Lazard Ltd.(a)	100,000	3,865,000
The Bank of New York Mellon Corp.	250,000	7,950,000
		11,815,000
Energy—11.9%
Cameco Corp.(a)	200,000	3,800,000
Chesapeake Energy Corp.	200,000	5,592,000
Energen Corp.	100,000	7,832,000
Exxon Mobil Corp.	100,000	8,962,000
Murphy Oil Corp.	100,000	6,032,000
Schlumberger Ltd.(a)	100,000	9,372,000
		41,590,000
Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	100,000	7,675,000
Food, Beverage & Tobacco—5.0%
Campbell Soup Co.	125,000	5,321,250
PepsiCo, Inc.	50,000	4,204,500
The Coca-Cola Co.	200,000	7,914,000
		17,439,750
Household & Personal Products—4.2%
Colgate-Palmolive Co.	100,000	6,473,000
The Procter & Gamble Co.	100,000	8,075,000
		14,548,000
Insurance—3.2%
Aflac, Inc.	100,000	6,498,000
XL Group PLC(a)	150,000	4,585,500
		11,083,500
Materials—7.8%
BHP Billiton Ltd.—ADR	75,000	5,301,750
EI du Pont de Nemours & Co.	150,000	9,180,000
Goldcorp, Inc.(a)	265,000	6,738,950
Sonoco Products Co.	150,000	6,096,000
		27,316,700
Pharmaceuticals, Biotechnology & Life Sciences—11.8%
Alkermes PLC(a)(b)	200,000	7,038,000
Allergan, Inc.	40,000	3,624,400
Isis Pharmaceuticals, Inc.(b)	200,000	6,654,000
Johnson & Johnson	100,000	9,261,000
Merck & Co., Inc.	150,000	6,763,500
Pfizer, Inc.	250,000	7,670,000
		41,010,900
Retailing—1.4%
Lowe’s Companies, Inc.	100,000	4,978,000
Semiconductors & Semiconductor Equipment—4.9%
Applied Materials, Inc.	400,000	7,140,000
Intel Corp.	400,000	9,772,000
		16,912,000
Software & Services—11.3%
Automatic Data Processing, Inc.	100,000	7,497,000
Facebook, Inc.(b)	75,000	3,769,500
Google, Inc.(b)	7,500	7,729,350
MasterCard, Inc.	10,000	7,171,000
Microsoft Corp.	300,000	10,605,000
Oracle Corp.	75,000	2,512,500
		39,284,350
Technology Hardware & Equipment—7.4%
Apple, Inc.	10,000	5,223,500
Bio-key International, Inc.(b)(c)(d)(e) (Acquired 4/16/05, Cost $0)	47,090	—
Cisco Systems, Inc.	250,000	5,625,000
EMC Corp.	200,000	4,814,000
Xerox Corp.	1,000,000	9,940,000
		25,602,500
Telecommunication Services—1.4%
Verizon Communications, Inc.	100,000	5,051,000
Transportation—3.5%
CH Robinson Worldwide, Inc.	50,000	2,987,000
Delta Air Lines, Inc.	200,000	5,276,000
FedEx Corp.	30,000	3,930,000
		12,193,000
Utilities—2.4%
NextEra Energy, Inc.	100,000	8,475,000
Total Common Stocks (Cost $229,517,334)		336,440,800

The Accompanying Footnotes are an Integral Part of these Financial Statements.

26	October 31, 2013

The Tocqueville Fund

Schedule of Investments as of October 31, 2013

Real Estate Investment Trust (REIT)—2.2%	Shares	Value
Real Estate—2.2%
Weyerhaeuser Co.	250,000	$7,600,000
Total Real Estate Investment Trust (Cost $4,426,162)		7,600,000
Short-Term Investment—0.6%
Money Market Fund—0.6%
STIT-Treasury Portfolio, 0.02%(f)	2,068,456	2,068,456
Total Short-Term Investment (Cost $2,068,456)		2,068,456
Total Investments (Cost $236,011,952)—99.4%		346,109,256
Other Assets in Excess of Liabilities—0.6%		2,159,841
Total Net Assets—100.0%		$348,269,097

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Australia 1.5%; Bermuda 1.1%; Canada 3.0%; Curacao 2.7%; Ireland 3.3%; Japan 0.9%.
(b)	Non-income producing security.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2013 was $0 which represented 0.0% of net assets.
(d)	Security is fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of October 31, 2013 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exlusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	27

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2013

Common Stocks—99.5%	Shares	Value
Automobiles & Components—3.4%
BorgWarner, Inc.	3,200	$330,016
Delphi Automotive PLC(a)	4,400	251,680
Gentex Corp.	4,700	138,368
Standard Motor Products, Inc.	3,100	112,096
Tenneco, Inc.(b)	2,900	153,903
Tesla Motors, Inc.(b)	4,925	787,705
The Goodyear Tire & Rubber Co.	12,500	262,250
TRW Automotive Holdings Corp.(b)	3,200	240,352
Visteon Corp.(b)	2,300	177,307
Winnebago Industries, Inc.(b)	10,100	299,566
		2,753,243
Banks—4.4%
Bank of the Ozarks, Inc.	8,400	415,632
BankUnited, Inc.	2,700	83,079
City National Corp.	1,200	86,532
EverBank Financial Corp.	10,000	151,200
First Financial Holdings, Inc.	9,800	587,314
First Republic Bank	4,900	250,243
Ocwen Financial Corp.(b)	4,700	264,281
Pinnacle Financial Partners, Inc.(b)	20,700	641,700
Regions Financial Corp.	21,100	203,193
Signature Bank(b)	3,400	346,188
Texas Capital Bancshares, Inc.(b)	7,000	364,350
Umpqua Holdings Corp.	9,500	155,515
		3,549,227
Capital Goods—13.3%
Acuity Brands, Inc.	4,200	422,142
AMETEK, Inc.	13,950	667,228
AO Smith Corp.	11,000	568,150
B/E Aerospace, Inc.(b)	6,000	486,960
Belden, Inc.	2,800	188,328
Chicago Bridge & Iron Co. NV(a)	4,500	333,405
Colfax Corp.(b)	4,100	229,436
Donaldson Co., Inc.	6,100	241,621
Fortune Brands Home & Security, Inc.	7,600	327,408
Generac Holdings, Inc.	10,600	523,110
Graco, Inc.	2,900	224,054
HEICO Corp.	4,000	214,320
Hexcel Corp.(b)	8,000	338,480
Hubbell, Inc.	3,700	397,898
IDEX Corp.	3,200	221,280
Lennox International, Inc.	2,800	218,568
Lincoln Electric Holdings, Inc.	5,400	373,896
MasTec, Inc.(b)	4,800	153,456
Nordson Corp.	5,900	425,331
PGT, Inc.(b)	44,200	461,890
Proto Labs, Inc.(b)	2,750	230,615
Snap-on, Inc.	1,200	124,884
The Middleby Corp.(b)	1,500	341,475
The Toro Co.	3,900	229,866
TransDigm Group, Inc.	4,200	$610,722
United Rentals, Inc.(b)	7,000	452,130
USG Corp.(b)	8,300	226,673
WABCO Holdings, Inc.(b)	4,300	368,424
Wabtec Corp.	6,800	443,292
Watsco, Inc.	4,600	438,334
Woodward, Inc.	5,100	204,459
		10,687,835
Commercial & Professional Services—1.3%
Clean Harbors, Inc.(b)	2,400	148,200
Copart, Inc.(b)	5,700	183,711
Equifax, Inc.	7,500	485,025
Robert Half International, Inc.	5,100	196,503
		1,013,439
Consumer Durables & Apparel—7.6%
Cie Financiere Richemont SA(a)	3,200	328,164
Deckers Outdoor Corp.(b)	1,900	130,777
Fossil Group, Inc.(b)	3,000	380,820
Haier Electronics Group Co., Ltd.(a)	91,000	194,137
Hanesbrands, Inc.	9,300	633,516
Harman International Industries, Inc.	2,200	178,244
Hermes International(a)	1,100	374,727
Jarden Corp.(b)	3,500	193,760
Meritage Homes Corp.(b)	2,400	108,936
Michael Kors Holdings Ltd.(a)(b)	8,100	623,295
Polaris Industries, Inc.	4,900	641,655
Prada SpA(a)	59,500	580,188
Ralph Lauren Corp.	1,000	165,640
Taylor Morrison Home Corp.(b)	4,200	93,408
Tempur Sealy International, Inc.(b)	3,400	130,390
The Ryland Group, Inc.	5,900	237,180
Tupperware Brands Corp.	4,100	367,565
Under Armour, Inc.(b)	4,300	348,945
Whirlpool Corp.	2,900	423,429
		6,134,776
Consumer Services—3.5%
Bob Evans Farms, Inc.	2,300	131,307
Domino’s Pizza, Inc.	6,800	456,008
Dunkin’ Brands Group, Inc.	10,900	519,712
Hillenbrand, Inc.	9,900	279,378
Jack in the Box, Inc.(b)	3,900	158,652
Panera Bread Co.(b)	2,325	367,164
Starbucks Corp.	3,300	267,465
Starwood Hotels & Resorts Worldwide, Inc.	3,100	228,222
Wyndham Worldwide Corp.	4,000	265,600
Wynn Resorts Ltd.	900	149,625
		2,823,133

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	October 31, 2013

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2013

Common Stocks (continued)	Shares	Value
Diversified Financials—3.7%
Affiliated Managers Group, Inc.(b)	1,900	$375,136
Blackstone Group LP	20,400	536,112
CBOE Holdings, Inc.	3,400	164,900
KKR & Co. LP	10,300	226,085
Lazard Ltd.(a)	6,800	262,820
MSCI, Inc.(b)	2,100	85,617
Portfolio Recovery Associates, Inc.(b)	8,500	505,325
T. Rowe Price Group, Inc.	3,200	247,712
The Charles Schwab Corp.	11,600	262,740
Waddell & Reed Financial, Inc.	4,600	284,050
		2,950,497
Energy—3.2%
Antero Resources Corp.(b)	2,800	158,172
BPZ Resources, Inc.(b)	50,400	101,304
Cheniere Energy, Inc.(b)	13,700	545,260
Concho Resources, Inc.(b)	800	88,488
Dresser-Rand Group, Inc.(b)	3,900	237,003
Dril-Quip, Inc.(b)	3,400	399,228
FMC Technologies, Inc.(b)	1,425	72,034
Oceaneering International, Inc.	7,100	609,748
Pioneer Natural Resources Co.	600	122,868
SM Energy Co.	2,900	256,969
		2,591,074
Food & Staples Retailing—0.4%
The Fresh Market, Inc.(b)	5,900	300,369
Food, Beverage & Tobacco—2.1%
Beam, Inc.	3,000	201,900
Constellation Brands, Inc.(b)	9,900	646,470
J&J Snack Foods Corp.	2,000	171,140
The Boston Beer Co., Inc.(b)	600	137,754
The Hain Celestial Group, Inc.(b)	3,800	316,274
WhiteWave Foods Co.(b)	11,000	220,110
		1,693,648
Health Care Equipment & Services—5.1%
Align Technology, Inc.(b)	4,900	279,594
athenahealth, Inc.(b)	2,100	280,371
DexCom, Inc.(b)	9,200	264,316
Health Management Associates, Inc.(b)	11,400	146,148
HeartWare International, Inc.(b)	3,300	239,448
HMS Holdings Corp.(b)	4,600	97,198
IDEXX Laboratories, Inc.(b)	4,600	496,156
Insulet Corp.(b)	6,900	269,238
MWI Veterinary Supply, Inc.(b)	2,300	364,872
ResMed, Inc.	6,700	346,658
Sirona Dental Systems, Inc.(b)	3,300	238,425
Teleflex, Inc.	3,100	285,758
Tenet Healthcare Corp.(b)	5,200	245,388
The Cooper Cos., Inc.	1,300	167,973
Tornier NV(a)(b)	8,200	176,382
Universal Health Services, Inc.	2,900	$233,624
		4,131,549
Household & Personal Products—1.0%
Church & Dwight Co., Inc.	2,800	182,420
Herbalife Ltd.(a)	5,000	324,100
Nu Skin Enterprises, Inc.	2,300	268,939
		775,459
Insurance—0.5%
Arthur J. Gallagher & Co.	4,200	199,290
RenaissanceRe Holdings Ltd.(a)	2,000	187,420
		386,710
Materials—6.4%
Airgas, Inc.	1,500	163,605
Albemarle Corp.	1,700	112,523
Aptargroup, Inc.	2,600	166,816
Ball Corp.	5,100	249,339
Caesarstone Sdot-Yam Ltd.(a)(b)	14,700	619,899
Crown Holdings, Inc.(b)	5,600	244,160
Eagle Materials, Inc.	2,500	187,525
Eastman Chemical Co.	3,400	267,886
Ecolab, Inc.	2,600	275,600
HB Fuller Co.	3,400	162,758
International Flavors & Fragrances, Inc.	3,700	305,805
Owens-Illinois, Inc.(b)	13,000	413,270
Packaging Corp. of America	5,000	311,400
Rock Tenn Co.	2,400	256,824
Schweitzer-Mauduit International, Inc.	3,600	222,768
Silgan Holdings, Inc.	2,500	112,675
The Sherwin-Williams Co.	1,800	338,400
The Valspar Corp.	4,200	293,874
WR Grace & Co.(b)	4,700	430,802
		5,135,929
Media—0.6%
Cablevision Systems Corp.	7,800	121,290
Morningstar, Inc.	4,200	337,218
		458,508
Pharmaceuticals, Biotechnology & Life Sciences—18.1%
Acceleron Pharma, Inc.(b)	3,100	69,874
Actavis plc(a)(b)	3,706	572,873
Aegerion Pharmaceuticals, Inc.(b)	8,300	687,406
Alexion Pharmaceuticals, Inc.(b)	1,800	221,310
Algeta ASA(a)(b)	10,500	417,139
Alkermes PLC(a)(b)	8,300	292,077
Alnylam Pharmaceuticals, Inc.(b)	15,000	864,150
Auxilium Pharmaceuticals, Inc.(b)	8,600	148,006
BioMarin Pharmaceutical, Inc.(b)	6,500	408,330
Bluebird Bio, Inc.(b)	1,700	36,125
Celldex Therapeutics, Inc.(b)	11,800	270,338
Cepheid, Inc.(b)	3,500	142,520
Clovis Oncology, Inc.(b)	2,200	112,442

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	29

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2013

Common Stocks (continued)	Shares	Value
Cubist Pharmaceuticals, Inc.(b)	4,300	$266,600
Enanta Pharmaceuticals, Inc.(b)	8,000	159,680
Endo Health Solutions, Inc.(b)	4,500	196,785
Endocyte, Inc.(b)	25,500	265,965
Forest Laboratories, Inc.(b)	6,700	315,101
Genmab A/S(a)(b)	8,500	369,044
Genomic Health, Inc.(b)	3,400	101,728
Gilead Sciences, Inc.(b)	7,000	496,930
Incyte Corp., Ltd.(b)	10,300	401,700
Isis Pharmaceuticals, Inc.(b)	6,200	206,274
KaloBios Pharmaceuticals, Inc.(b)	17,000	68,170
KYTHERA Biopharmaceuticals, Inc.(b)	2,000	89,420
Medivation, Inc.(b)	12,800	766,208
Mettler-Toledo International, Inc.(b)	1,350	334,071
NPS Pharmaceuticals, Inc.(b)	25,000	719,500
OncoGenex Pharmaceutical, Inc.(b)	12,100	85,063
OncoMed Pharmaceuticals, Inc.(b)	7,100	98,761
Onconova Therapeutics, Inc.(b)	11,400	179,436
Orexigen Therapeutics, Inc.(b)	7,800	38,064
PAREXEL International Corp.(b)	3,200	146,272
Pharmacyclics, Inc.(b)	12,500	1,483,000
PTC Therapeutics, Inc.(b)	9,300	167,307
Regeneron Pharmaceuticals, Inc.(b)	2,900	834,040
Regulus Therapeutics, Inc.(b)	4,000	27,880
Salix Pharmaceuticals Ltd.(b)	3,200	229,600
Santarus, Inc.(b)	5,200	121,316
Sarepta Therapeutics, Inc.(b)	7,500	292,050
Seattle Genetics, Inc.(b)	12,200	471,286
Swedish Orphan Biovitrum AB(a)(b)	13,000	124,382
Synageva BioPharma Corp.(b)	2,500	127,000
The Medicines Co.(b)	5,500	186,560
United Therapeutics Corp.(b)	2,200	194,744
Valeant Pharmaceuticals International, Inc.(a)(b)	1,100	116,292
Vertex Pharmaceuticals, Inc.(b)	5,000	356,700
ViroPharma, Inc.(b)	8,600	333,852
		14,613,371
Real Estate—0.3%
Realogy Holdings Corp.(b)	4,900	201,586
Retailing—6.3%
Aeropostale, Inc.(b)	10,000	92,900
American Eagle Outfitters, Inc.	10,100	156,449
Dick’s Sporting Goods, Inc.	5,300	282,013
Expedia, Inc.	2,500	147,200
Francesca’s Holdings Corp.(b)	4,200	75,558
GNC Holdings, Inc.	8,600	505,852
Groupon, Inc.(b)	41,000	374,330
L Brands, Inc.	2,700	169,047
Lithia Motors, Inc.	1,700	106,845
LKQ Corp.(b)	17,000	561,510
L’Occitane International SA(a)	30,500	$69,159
Penske Automotive Group, Inc.	2,800	110,936
PetSmart, Inc.	4,700	341,972
priceline.com, Inc.(b)	850	895,756
Sally Beauty Holdings, Inc.(b)	8,000	210,560
Ulta Salon Cosmetics & Fragrance, Inc.(b)	4,900	631,365
Urban Outfitters, Inc.(b)	7,500	284,100
Williams-Sonoma, Inc.	1,800	94,392
		5,109,944
Semiconductors & Semiconductor Equipment—1.1%
Cavium, Inc.(b)	5,700	229,767
Cirrus Logic, Inc.(b)	5,000	112,150
Cree, Inc.(b)	6,300	382,725
Skyworks Solutions, Inc.(b)	8,000	206,240
		930,882
Software & Services—12.1%
Alliance Data Systems Corp.(b)	700	165,942
ANSYS, Inc.(b)	4,800	419,760
Aspen Technology, Inc.(b)	11,700	447,291
Cadence Design Systems, Inc.(b)	14,500	188,065
CommVault Systems, Inc.(b)	4,700	366,976
Concur Technologies, Inc.(b)	4,900	512,540
CoreLogic, Inc.(b)	5,700	189,639
CoStar Group, Inc.(b)	1,450	256,635
Equinix, Inc.(b)	500	80,740
Facebook, Inc.(b)	8,000	402,080
FactSet Research Systems, Inc.	2,800	305,032
FleetCor Technologies, Inc.(b)	2,900	334,515
Gartner, Inc.(b)	5,200	306,540
IAC/InterActiveCorp	4,500	240,255
Informatica Corp.(b)	5,500	212,300
LinkedIn Corp.(b)	1,800	402,606
Manhattan Associates, Inc.(b)	6,500	692,315
NetSuite, Inc.(b)	5,100	514,488
OpenTable, Inc.(b)	2,500	173,700
PTC, Inc.(b)	8,500	235,620
Qlik Technologies, Inc.(b)	4,800	121,632
Rackspace Hosting, Inc.(b)	6,400	327,872
ServiceNow, Inc.(b)	5,700	311,277
SolarWinds, Inc.(b)	3,300	119,427
Solera Holdings, Inc.	7,400	416,028
Splunk, Inc.(b)	5,400	338,634
SS&C Technologies Holdings, Inc.(b)	3,200	125,760
Teradata Corp.(b)	4,000	176,280
TIBCO Software, Inc.(b)	6,800	167,008
The Ultimate Software Group, Inc.(b)	3,800	587,024
Workday, Inc.(b)	4,900	366,863
Yelp, Inc.(b)	3,700	250,675
		9,755,519

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	October 31, 2013

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2013

Common Stocks (continued)	Shares	Value
Technology Hardware & Equipment—2.1%
3D Systems Corp.(b)	8,500	$529,040
Aruba Networks, Inc.(b)	5,400	101,304
FEI Co.	2,300	204,884
FLIR Systems, Inc.	5,200	148,096
IPG Photonics Corp.	1,900	125,913
NCR Corp.(b)	8,300	303,365
Trimble Navigation Ltd.(b)	10,700	305,699
		1,718,301
Transportation—3.0%
Alaska Air Group, Inc.	2,300	162,518
Delta Air Lines, Inc.	45,500	1,200,290
Genesee & Wyoming, Inc.(b)	1,300	129,792
Hertz Global Holdings, Inc.(b)	1,500	34,440
Kansas City Southern	400	48,608
Kirby Corp.(b)	5,100	451,299
Spirit Airlines, Inc.(b)	2,300	99,245
United Continental Holdings, Inc.(b)	9,000	305,550
		2,431,742
Total Common Stocks (Cost $59,248,378)		80,146,741
Real Estate Investment Trust (REIT)—0.2%
Real Estate—0.2%
Extra Space Storage, Inc.	4,050	186,259
Total Real Estate Investment Trust (Cost $172,908)		186,259
Consumer Durables & Apparel—0.1%
Ralph Lauren Corp. Expiration: April 2014, Exercise Price: $170.00(b)	35	$33,950
Diversified Financials—0.0%
T. Rowe Price Group, Inc. Expiration: January 2014, Exercise Price: $70.00(b)	25	19,875
Food, Beverage & Tobacco—0.0%
Beam, Inc. Expiration: March 2014, Exercise Price: $70.00(b)	30	8,250
Pharmaceuticals, Biotechnology & Life Sciences—0.3%
Gilead Sciences, Inc. Expiration: January 2014, Exercise Price: $57.50(b)	140	207,200
Medivation, Inc. Expiration: March 2014, Exercise Price: $57.50(b)	60	54,900
Vertex Pharmaceuticals, Inc. Expiration: January 2014, Exercise Price: $92.50(b)	50	2,625
		264,725
Total Purchased Call Options (Cost $208,253)		326,800
Total Investments (Cost $59,629,539)—100.1%		80,659,800
Liabilities in Excess of Other Assets—(0.1)%		(50,830)
Total Net Assets—100.0%		$80,608,970

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Foreign concentration was as follows: Bermuda 0.8%; Canada 0.1%; Cayman Islands 0.4%; Denmark 0.5%; France 0.5%; Ireland 1.1%; Israel 0.8%; Italy 0.7%; Jersey 0.3%; Luxembourg 0.1%; Netherlands 0.6%, Norway 0.5%; Sweden 0.2%; Switzerland 0.4%; Virgin Islands 0.8%.
(b)	Non-income producing security.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	31

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2013

Common Stocks—94.8%	Shares	Value
Belgium—3.8%
Groupe Bruxelles Lambert SA	58,000	$5,179,373
NV Bekaert SA	112,800	4,733,247
		9,912,620
Bermuda—0.5%
Guoco Group Ltd.	96,100	1,189,939
Brazil—1.6%
Itau Unibanco Holding SA	270,000	4,160,700
Canada—2.2%
Agrium, Inc.	29,200	2,491,344
Cameco Corp.	167,100	3,174,900
		5,666,244
China—1.0%
China COSCO Holdings Co., Ltd.(a)	5,435,000	2,579,750
France—11.4%
Bollore SA	10,420	5,685,296
Cie de St-Gobain	129,700	6,823,025
Haulotte Group SA(a)	120,850	1,480,044
Metropole Television SA	199,800	4,604,968
Nexans SA	105,000	4,690,364
Sanofi	52,740	5,624,091
Vallourec SA	20,000	1,190,072
		30,097,860
Germany—6.5%
Infineon Technologies AG	590,000	5,710,866
LANXESS AG	23,500	1,654,071
Siemens AG—ADR	50,000	6,400,500
Wacker Neuson SE	220,000	3,387,327
		17,152,764
Hong Kong—4.8%
Chow Tai Fook Jewellery Group Ltd.	1,600,000	2,653,940
Clear Media Ltd.	3,813,000	2,936,104
Hopewell Holdings Ltd.	700,000	2,356,507
Television Broadcasts Ltd.	800,000	4,679,479
		12,626,030
Ireland—4.3%
CRH PLC	195,523	4,751,954
DCC PLC	145,500	6,529,968
		11,281,922
Italy—3.2%
Sogefi SpA	935,067	5,332,285
Telecom Italia SpA	3,174,295	3,092,364
		8,424,649
Japan—23.6%
Asics Corp.	138,400	2,430,762
Disco Corp.	83,200	5,237,547
FUJIFILM Holdings Co.	155,100	3,774,579
Hitachi Ltd.	1,113,500	$7,757,017
Horiba Ltd.	112,300	4,088,620
Hoya Corp.	276,000	6,604,576
Kao Corp.	124,000	4,117,360
Kyoto Kimono Yuzen Co., Ltd.	300,700	3,158,986
MISUMI Group, Inc.	137,500	4,011,873
Mitsubishi UFJ Financial Group, Inc.	850,000	5,359,504
Omron Corp.	141,000	5,362,962
Shiseido Co., Ltd.	291,000	4,957,032
SMC Corp.	21,200	4,911,380
Ushio, Inc.	26,000	326,289
		62,098,487
Luxembourg—1.8%
SAF-Holland SA(a)	330,000	4,702,380
Netherlands—9.1%
Akzo Nobel NV	76,800	5,584,999
Fugro NV	86,000	5,381,203
Koninklijke Ten Cate NV	150,000	4,560,020
TNT Express NV	400,000	3,693,093
Unilever NV—ADR	121,600	4,829,952
		24,049,267
Norway—5.6%
Orkla ASA	770,000	6,240,919
Statoil ASA—ADR	225,000	5,316,750
Stolt-Nielsen Ltd.	107,900	3,054,090
		14,611,759
Singapore—1.7%
Singapore Post Ltd.	4,345,000	4,582,153
Sweden—1.0%
Lindab International AB(a)	269,274	2,624,155
Switzerland—2.5%
Novartis AG—ADR	85,000	6,591,750
United Kingdom—3.8%
Homeserve PLC	980,000	3,683,230
Stobart Group Ltd.	464,789	1,058,252
Tesco PLC	900,800	5,260,336
		10,001,818
United States—6.4%
Aflac, Inc.	81,500	5,295,870
Freeport-McMoRan Copper & Gold, Inc.	131,400	4,830,264
Schlumberger Ltd.	72,000	6,747,840
		16,873,974
Total Common Stocks (Cost $197,197,083)		249,228,221

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	October 31, 2013

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2013

Short-Term Investment—4.4%	Shares	Value
Money Market Fund—4.4%
STIT-Treasury Portfolio, 0.02%(b)	11,522,464	$11,522,464
Total Short-Term Investment (Cost $11,522,464)		11,522,464
Total Investments (Cost $208,719,547)—99.2%		260,750,685
Other Assets in Excess of Liabilities—0.8%		2,230,701
Total Net Assets—100.0%		$262,981,386

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield.

Schedule of Open Forward Currency Contracts

October 31, 2013

Counterparties of Contracts	Forward Expiration Date	Currency to be Delivered	Currency to be Received	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation
U.S. Bank N.A.	11/15/2013	Euro	U.S. Dollars	9,750,000	13,335,758	$97,191
U.S. Bank N.A.	11/15/2013	Yen	U.S. Dollars	1,400,000,000	14,301,329	62,535

						$159,726

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	33

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2013

Common Stocks—81.2%	Shares	Value
Gold Related Securities—68.8%
Canada—55.9%
Agnico Eagle Mines Ltd.	893,000	$26,370,290
Agnico Eagle Mines Ltd.(a)	210,837	6,260,503
Alacer Gold Corp.	2,626,800	7,280,921
Alamos Gold, Inc.	2,596,400	41,464,508
Atac Resources Ltd.(b)(c)	10,963,700	7,781,266
B2Gold Corp.(b)	11,017,100	27,212,237
Banro Corp.(b)	8,383,000	6,952,022
Barisan Gold Corp.(b)	877,100	75,710
Braeval Mining Corp.(b)	1,666,667	107,898
Brazilian Gold Corp.(b)	1,176,700	101,571
Continental Gold Ltd.(b)	1,569,900	5,947,446
Corvus Gold, Inc.(b)(c)	2,079,901	2,353,200
Corvus Gold, Inc.(a)(b)(c)	6,100,000	6,962,068
Dalradian Resources, Inc.(b)	850,000	611,423
Detour Gold Corp.(b)	3,704,200	30,268,819
East Asia Minerals Corp.(b)(c)	10,544,400	455,089
Eldorado Gold Corp.	8,189,885	55,281,724
Eldorado Gold Corp.(a)	1,000,000	6,742,435
Franco-Nevada Corp.	1,364,300	61,381,397
GoGold Resources, Inc.(b)(c)	8,100,000	7,768,666
Goldcorp, Inc.	518,050	13,174,011
Goldcorp, Inc.(a)	2,138,010	54,462,711
IAMGOLD Corp.	2,083,396	10,625,320
International Tower Hill Mines Ltd.(b)(c)	5,738,836	2,927,380
International Tower Hill Mines Ltd.(a)(b)(c)	7,589,744	3,930,812
New Gold, Inc.(b)	5,931,640	34,700,094
Novagold Resources, Inc.(b)	4,181,300	9,073,421
Osisko Mining Corp.(b)	10,452,400	51,026,439
Pan American Silver Corp.	2,248,098	23,852,320
Primero Mining Corp.(b)(c)	4,840,700	27,577,574
Rockhaven Resources Ltd.(b)(c)	5,000,000	599,434
Romarco Minerals, Inc.(b)	10,887,800	4,137,364
SEMAFO, Inc.	7,676,200	20,917,645
Silver Wheaton Corp.	1,884,875	42,730,116
Strategic Metals Ltd.(b)(c)	10,926,900	3,772,776
Sunward Resources Ltd.(b)	660,800	164,780
Torex Gold Resources, Inc.(b)(c)	25,260,500	28,103,563
Turquoise Hill Resources Ltd.(b)	271,032	1,306,374
Turquoise Hill Resources Ltd.(a)(b)	100,000	482,425
Yamana Gold, Inc.	4,446,600	44,154,738
		679,098,490
Peru—0.6%
Cia de Minas Buenaventura SAA—ADR	553,600	8,027,200
South Africa—1.1%
Gold Fields Ltd.—ADR	2,641,950	12,152,970
Gold Fields Ltd.(a)	166,249	780,010
Harmony Gold Mining Co., Ltd.	1	3
		12,932,983
United Kingdom—4.0%
Randgold Resources Ltd.—ADR	652,900	$48,249,310
United States—7.2%
Electrum Ltd.(b)(d)(e)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	3,063,293
Gold Resource Corp.	1,017,847	5,282,626
Newmont Mining Corp.	947,300	25,823,398
Royal Gold, Inc.	1,118,965	53,755,079
		87,924,396
Total Gold Related Securities		836,232,379
Other Precious Metals Related Securities—11.9%
Canada—10.1%
Bear Creek Mining Corp.(b)(c)	7,413,200	18,485,896
Ivanhoe Mines Ltd.—Class A(b)	8,228,899	20,598,884
Ivanhoe Mines Ltd.—Class B(b)(d)(e)(f)(g) (Originally acquired 8/15/01, Cost $6,714,566)	4,389,316	10,438,123
MAG Silver Corp.(b)(c)	2,960,700	16,875,990
Plata Latina Minerals Corp.(b)	2,000,000	306,910
Scorpio Mining Corp.(b)(c)	25,668,419	6,755,928
Scorpio Mining Corp.(a)(b)(c)	522,400	137,784
Silver Range Resources Ltd.(b)(c)	3,450,000	446,698
Silvercrest Mines Inc.(b)	755,600	1,340,680
Tahoe Resources, Inc.(b)	2,474,100	47,505,378
		122,892,271
United States—1.8%
Stillwater Mining Co.(b)	1,010,900	11,028,919
Sunshine Mining & Refining(b)(d)(e)(f) (Originally acquired 3/15/11, Cost $18,353,107)	1,633,545	10,536,366
		21,565,285
Total Other Precious Metals Related Securities		144,457,556
Other Securities—0.5%
United States—0.5%
Gold Bullion International LLC(b)(d)(e)(f) (Acquired 5/12/10, Cost $5,000,000)	5,000,000	5,837,000
GoviEx Uranium Inc.(b)(d)(e)(f) (Acquired 10/01/07, Cost $3,428,821)	1,750,000	175,000
I-Pulse, Inc.(b)(d)(e)(f) (Originally acquired 10/9/07, Cost $175,524)	74,532	237,757
Total Other Securities		6,249,757
Total Common Stocks (Cost $1,433,094,511)		986,939,692

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	October 31, 2013

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2013

Private Fund—1.5%	Shares	Value
Gold Related Securities—1.5%
United States—1.5%
Eidesis Special Opportunities II LP(b)(d)(e)(f) (Acquired 11/28/11, Cost $25,000,000)	25,000	$18,033,715
Total Private Fund (Cost $25,000,000)		18,033,715
Gold Bullion—10.9%	Ounces
Gold Bullion(b)	99,643	131,837,805
Total Gold Bullion (Cost $47,174,933)		131,837,805
Warrants—0.2%
Gold Related Securities—0.2%	Shares
Canada—0.2%
East Asia Minerals Corp. Expiration: 12/15/2013, Exercise Price: CAD $0.78(b)(c)(d)(e)(f) (Acquired 12/5/11, Cost $0)	6,500,000	—
GoGold Resources, Inc. Expiration: 01/24/2015, Exercise Price: CAD $1.50(b)(c)(d)(e)(f) (Acquired 5/9/12, Cost $0)	4,050,000	516,616
Pan American Silver Corp. Expiration: 01/04/2015, Exercise Price: CAD $35.00(b)(d)(e)(f) (Acquired 4/14/10, Cost $0)	133,333	3,082
Primero Mining Corp. Expiration: 07/20/2015, Exercise Price: CAD $8.00(b)(c)	1,848,400	1,613,240
Regulus Resources, Inc. Expiration: 03/06/2014, Exercise Price: CAD $1.60(b)(d)(e)(f) (Acquired 5/23/12, Cost $0)	1,304,500	—
		2,132,938
Cayman Islands—0.0%
Endeavour Mining Corp. Expiration: 04/02/2014, Exercise Price: CAD $2.50(b)	1,000,000	7,193
Total Gold Related Securities		2,140,131
Canada—0.0%
Plata Latina Minerals Corp. Expiration: 02/12/2015, Exercise Price: CAD $0.65(b)(d)(e)(f) (Acquired 2/8/13, Cost $0)	1,000,000	$—
Total Other Precious Metals Related Securities		—
Total Warrants (Cost $0)		2,140,131
Short-Term Investments—6.0%
Money Market Funds—6.0%
First American Treasury Obligations Fund, 0.00%(h)	16,461,332	16,461,332
STIT—Treasury Portfolio, 0.02%(h)	56,766,158	56,766,158
Total Short-Term Investments (Cost $73,227,490)		73,227,490
Total Investments (Cost $1,578,496,934)—99.8%		1,212,178,833
Other Assets in Excess of Liabilities—0.2%		2,902,562
Total Net Assets—100.0%		$1,215,081,395

Precentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2013 was $48,840,952, which represented 4.0% of net assets.
(e)	Securities are fair value during procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of October 31, 2013 was $48,840,952, which represented 4.0% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Convertible into Ivanplats Ltd.—Class A shares.
(h)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	35

The Delafield Fund

Schedule of Investments as of October 31, 2013

Common Stocks—83.8%	Shares	Value
Aerospace & Defense—2.7%
Honeywell International, Inc.	550,000	$47,701,500
Building Products—0.3%
Griffon Corp.	400,000	5,012,000
Capital Markets—1.1%
The Bank of New York Mellon Corp.	625,000	19,875,000
Chemicals—16.7%
Ashland, Inc.	325,000	30,078,750
Axiall Corp.	225,000	8,750,250
Cabot Corp.	850,000	39,618,500
Celanese Corp.	350,000	19,603,500
Chemtura Corp.(a)	1,000,000	24,500,000
Eastman Chemical Co.	775,000	61,062,250
HB Fuller Co.	425,000	20,344,750
LyondellBasell Industries NV(b)	225,000	16,785,000
Minerals Technologies, Inc.	570,000	32,279,100
PolyOne Corp.	1,350,000	40,905,000
		293,927,100
Commercial Services & Supplies—3.9%
ACCO Brands Corp.(a)(c)	4,000,000	23,400,000
Avery Dennison Corp.	750,000	35,340,000
Tyco International Ltd.(b)	250,000	9,137,500
		67,877,500
Communications Equipment—0.9%
Harris Corp.	250,000	15,490,000
Computers & Peripherals—1.2%
Diebold, Inc.	275,000	8,239,000
Hewlett-Packard Co.	500,000	12,185,000
		20,424,000
Construction & Engineering—0.3%
Aegion Corp.(a)	299,900	6,147,950
Containers & Packaging—4.5%
Owens-Illinois, Inc.(a)	1,125,000	35,763,750
Sealed Air Corp.	875,000	26,407,500
Sonoco Products Co.	425,000	17,272,000
		79,443,250
Electrical Equipment—2.6%
Acuity Brands, Inc.	145,000	14,573,950
Brady Corp.	575,000	16,784,250
Hubbell, Inc.	135,000	14,517,900
		45,876,100
Electronic Equipment, Instruments & Components—6.2%
Checkpoint Systems, Inc.(a)	375,000	6,382,500
Flextronics International Ltd.(a)(b)	4,250,000	33,532,500
Ingram Micro, Inc.(a)	1,200,000	27,804,000
Kemet Corp.(a)(c)	2,625,000	14,883,750
Plexus Corp.(a)	675,000	$25,839,000
		108,441,750
Energy Equipment & Services—1.3%
Hercules Offshore, Inc.(a)	1,500,000	10,200,000
McDermott International, Inc.(a)(b)	1,850,000	13,079,500
		23,279,500
Industrial Conglomerates—1.4%
Carlisle Cos., Inc.	375,000	27,255,000
Insurance—1.3%
XL Group PLC(b)	725,000	22,163,250
Machinery—16.1%
Albany International Corp.	450,000	16,564,500
Crane Co.	425,000	26,987,500
Dover Corp.	750,000	68,842,500
Harsco Corp.	700,000	19,516,000
IDEX Corp.	275,000	19,016,250
Ingersoll-Rand PLC(b)	250,000	16,882,500
Joy Global, Inc.	175,000	9,931,250
Kennametal, Inc.	975,000	44,850,000
Stanley Black & Decker, Inc.	475,000	37,567,750
Timken Co.	175,000	9,241,750
Titan International, Inc.	500,000	7,250,000
Xerium Technologies, Inc.(a)	600,000	7,194,000
		283,844,000
Metals & Mining—6.3%
Allegheny Technologies, Inc.	450,000	14,895,000
AM Castle & Co.(a)	725,000	10,374,750
Carpenter Technology Corp.	650,000	38,564,500
Horsehead Holding Corp.(a)	1,185,000	17,194,350
Molycorp, Inc.(a)	2,875,000	14,576,250
Universal Stainless & Alloy Products, Inc.(a)(c)	451,000	14,576,320
		110,181,170
Oil, Gas & Consumable Fuels—1.0%
CONSOL Energy, Inc.	475,000	17,337,500
Professional Services—1.7%
TrueBlue, Inc.(a)	1,225,000	30,257,500
Semiconductors & Semiconductor Equipment—6.2%
Brooks Automation, Inc.	1,000,000	9,640,000
Fairchild Semiconductor International, Inc.(a)	3,250,000	41,177,500
Infineon Technologies AG(b)	2,000,000	19,358,868
LTX-Credence Corp.(a)(c)	2,000,000	12,260,000
Teradyne, Inc.(a)	1,500,000	26,235,000
		108,671,368
Specialty Retail—5.3%
Ascena Retail Group, Inc.(a)	1,250,000	24,737,500
Staples, Inc.	2,750,000	44,330,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	October 31, 2013

The Delafield Fund

Schedule of Investments as of October 31, 2013

Common Stocks (continued)	Shares	Value
The Finish Line, Inc.	975,000	$24,414,000
		93,481,500
Trading Companies & Distributors—2.8%
Rush Enterprises, Inc.(a)	500,000	14,310,000
WESCO International, Inc.(a)	400,000	34,184,000
		48,494,000
Total Common Stocks (Cost $982,199,891)		1,475,180,938
Real Estate Investment Trust (REIT)—0.4%
Real Estate—0.4%
Kimco Realty Corp.	300,000	6,444,000
Total Real Estate Investment Trust (Cost $1,873,605)		6,444,000
Corporate Bonds—2.7%	Principal Amount
Commercial Banks—0.9%
BNP Paribas SA 1.144%, 01/10/2014(b)(d)	$10,000,000	10,015,950
Royal Bank of Canada 0.473%, 01/06/2015(b)(d)	5,000,000	5,011,895
		15,027,845
Diversified Financial Services—1.8%
Canadian Imperial Bank of Commerce 0.354%, 10/10/2014(d)	5,000,000	5,003,745
General Electric Capital Corp. 0.623%, 01/09/2015(d)	14,000,000	14,053,564
The Goldman Sachs Group, Inc. 1.238%, 02/07/2014(d)	13,000,000	13,025,922
		32,083,231
Total Corporate Bonds (Cost $47,057,155)		47,111,076
Money Market Fund—2.3%
STIT-Treasury Portfolio, 0.02%(e)	40,428,779	$40,428,779
U.S. Treasury Bills—11.4%	Principal Amount
0.020%, 11/21/2013(f)	$50,000,000	49,999,457
0.037%, 12/19/2013(f)	75,000,000	74,996,383
0.010%, 01/16/2014(f)	75,000,000	74,996,026
		199,991,866
Total Short-Term Investments (Cost $240,423,102)		240,420,645
Total Investments (Cost $1,271,553,753)—100.6%		1,769,156,659
Liabilities in Excess of Other Assets—(0.6)%		(9,815,384)
Total Net Assets—100.0%		$1,759,341,275

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.0%; Canada 0.3%; France 0.6%; Germany 1.1%; Ireland 1.3%; Netherlands 1.0%; Panama 0.7%; Singapore 1.9%; Switzerland 0.5%.
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate listed is as of 10/31/2013.
(e)	Rate listed is the 7-day effective yield.
(f)	Rate listed is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	37

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2013

Common Stocks—84.3%	Shares	Value
Chemicals—9.0%
Ashland, Inc.	33,600	$3,109,680
Celanese Corp.	43,000	2,408,430
Minerals Technologies, Inc.	61,000	3,454,430
		8,972,540
Commercial Services & Supplies—6.3%
ACCO Brands Corp.(a)(b)	524,500	3,068,325
Avery Dennison Corp.	67,600	3,185,312
		6,253,637
Containers & Packaging—6.5%
Owens-Illinois, Inc.(a)	107,000	3,401,530
Sonoco Products Co.	77,400	3,145,536
		6,547,066
Electrical Equipment—2.5%
Acuity Brands, Inc.	25,300	2,542,903
Electronic Equipment, Instruments & Components—5.6%
Checkpoint Systems, Inc.(a)	109,000	1,855,180
Flextronics International Ltd.(a)(c)	472,200	3,725,658
		5,580,838
Energy Equipment & Services—1.9%
McDermott International, Inc.(a)(c)	275,000	1,944,250
Household Durables—4.5%
Universal Electronics, Inc.(a)	114,292	4,447,102
Industrial Conglomerates—2.4%
Carlisle Cos., Inc.	33,500	2,434,780
Internet Software & Services—3.4%
j2 Global, Inc.	61,400	3,375,772
IT Services—3.3%
EPAM Systems, Inc.(a)	87,000	3,259,890
Leisure Equipment & Products—2.3%
Summer Infant, Inc.(a)(b)	814,933	2,314,410
Machinery—12.0%
Albany International Corp.	54,500	2,006,145
Kennametal, Inc.	96,000	4,416,000
Stanley Black & Decker, Inc.	39,900	3,155,691
Xerium Technologies, Inc.(a)	200,000	2,398,000
		11,975,836
Metals & Mining—3.6%
Carpenter Technology Corp.	60,000	3,559,800
Professional Services—8.9%
RPX Corp.(a)	205,000	3,661,300
Stantec, Inc.(c)	87,600	5,206,068
		8,867,368
Semiconductors & Semiconductor Equipment—3.4%
Fairchild Semiconductor International, Inc.(a)	265,500	3,363,885
Software—1.4%
Monotype Imaging Holdings, Inc.	51,500	$1,453,330
Specialty Retail—7.3%
Ascena Retail Group, Inc.(a)	168,000	3,324,720
Staples, Inc.	247,000	3,981,640
		7,306,360
Total Common Stocks (Cost $58,771,311)		84,199,767
Short-Term Investments—16.0%
Money Market Funds—6.9%
First American Treasury Obligations Fund, 0.00%(d)	2,272,358	2,272,358
STIT-Treasury Portfolio, 0.02%(d)	4,623,372	4,623,371
		6,895,729
U.S. Treasury Bills—9.1%	Principal Amount
0.034%, 11/07/2013(e)	$500,000	499,997
0.009%, 11/21/2013(e)	2,000,000	1,999,990
0.023%, 12/05/2013(e)	2,000,000	1,999,957
0.050%, 12/19/2013(e)	1,600,000	1,599,895
0.012%, 01/09/2014(e)	2,000,000	1,999,900
(0.015)%, 01/16/2014(e)	1,000,000	999,947
		9,099,686
Total Short-Term Investments (Cost $15,995,553)		15,995,415
Total Investments (Cost $74,766,864)—100.3%		100,195,182
Liabilities in Excess of Other Assets—(0.3)%		(307,574)
Total Net Assets—100.0%		$99,887,608

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 8.
(c)	Foreign issued security. Foreign concentration was as follows: Canada 5.2%; Panama 1.9%; Singapore 3.7%.
(d)	Rate listed is the 7-day effective yield.
(e)	Rate listed is the effective yield based on purchase price. The calculation assumes the secuirty is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	October 31, 2013

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2013

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2013

Annual Report	39

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2013

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2013

40	October 31, 2013

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

October 31, 2013

The Tocqueville Select Fund

Allocation of Portfolio Holdings

October 31, 2013

Annual Report	41

The Tocqueville Trust

Statements of Assets & Liabilities

October 31, 2013

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Assets:
Investments, at value (1)
Unaffiliated issuers	$346,109,256	$80,659,800	$260,750,685	$1,035,042,526	$1,667,396,589	$92,957,267
Affiliated issuers	—	—	—	177,136,307	101,760,070	7,237,915
Foreign currencies, at value (2)	—	—	832,411	134,362	—	—
Cash	—	—	—	290,273	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	159,726	—	—	—
Receivable for investments sold	2,171,692	596,168	1,670,395	—	2,262,543	—
Receivable for foreign currencies sold	—	—	1,420	—	—	—
Receivable for fund shares sold	177,677	19,801	590,073	5,828,443	975,512	90,024
Dividends, interest and other receivables	328,669	10,167	1,434,465	934	601,654	21,904
Prepaid assets	17,366	11,638	14,025	45,324	43,418	11,819
Return of capital receivable	—	7,061	—	—	—	—

Total Assets	348,804,660	81,304,635	265,453,200	1,218,478,169	1,773,039,786	100,318,929

Liabilities:
Payable for investments purchased	—	517,830	2,005,178	—	9,282,614	306,193
Payable for loans outstanding	—	13,000	—	—	—	—
Due to Custodian	—	47,637	—	—	—	—
Payable for fund shares redeemed	123,546	17,912	181,039	1,760,892	2,567,887	4,150
Payable to Adviser	215,403	51,088	147,956	847,531	1,040,990	66,985
Payable to Administrator	48,963	11,335	34,428	162,153	259,546	14,585
Payable to Trustees	12,784	3,109	7,539	76,070	50,532	2,936
Payable to Chief Compliance Officer	1,177	279	842	4,301	5,965	324
Accrued distribution fee	46,892	14,358	33,610	40,392	128,295	12,222
Accrued expenses and other liabilities	86,798	19,117	61,222	505,435	362,682	23,926

Total Liabilities	535,563	695,665	2,471,814	3,396,774	13,698,511	431,321

Net Assets	$348,269,097	$80,608,970	$262,981,386	$1,215,081,395	$1,759,341,275	$99,887,608

Net assets consist of:
Paid in capital	$232,672,972	$55,957,494	$213,248,951	$1,629,467,294	$1,200,701,250	$65,143,700
Accumulated net investment income (loss)	2,824,529	(427,298)	3,131,775	(42,539,011)	—	(387,335)
Accumulated net realized gain (loss)	2,674,292	4,048,496	(5,584,044)	(5,528,133)	61,037,119	9,702,925
Net unrealized appreciation (depreciation) on:
Investments and foreign currency related items	110,097,304	21,030,278	52,184,704	(366,318,755)	497,602,906	25,428,318

Net assets	$348,269,097	$80,608,970	$262,981,386	$1,215,081,395	$1,759,341,275	$99,887,608

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value autorized)	11,354,002	3,786,932	17,874,136	31,967,230	47,382,206	6,417,324
Net asset value, offering and redemption price per share	$30.67	$21.29	$14.71	$38.01	$37.13	$15.57

(1) Cost of investments
Unafilliated issuers	$236,011,952	$59,629,539	$208,719,547	$1,200,250,612	$1,179,460,692	$65,780,188
Affiliated issuers	$—	$—	$—	$378,246,322	$92,093,061	$8,986,676
(2) Cost of foreign currencies	$—	$—	$843,038	$135,016	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

42	October 31, 2013

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2013

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	9,237,461	473,332	7,313,656	13,038,421	16,292,913	850,584
Affiliated issuers	—	—	—	1,733,628	—	—
Interest	181	13	1,993	5,719	348,795	3,717

Total investment income	9,237,642	473,345	7,315,649	14,777,768	16,641,708	854,301

Expenses:
Investment Adviser’s fee (See Note 4)	2,664,001	538,378	2,363,487	12,558,849	11,105,354	717,707
Distribution fees (See Note 4)	888,000	179,460	590,872	3,964,942	3,934,752	224,283
Administration fees (See Note 4)	532,800	107,676	354,523	2,378,965	2,360,851	134,570
Transfer agent and shareholder services fees	185,126	18,158	81,913	1,169,192	722,330	45,098
Trustee fees and expenses	48,203	10,903	32,424	220,224	220,737	12,572
Printing and mailing expense	39,560	7,713	29,140	205,907	200,242	9,606
Other expenses (See Note 10)	39,387	6,258	29,728	90,041	61,339	4,711
Professional fees	36,617	9,296	27,240	173,575	167,925	10,391
Registration fees	34,912	22,377	28,202	120,907	75,061	26,068
Fund accounting fees	29,652	20,617	44,287	126,442	124,176	8,670
Custody fees	18,576	12,382	67,097	261,803	100,110	6,732
Insurance expense	9,705	1,625	5,249	47,670	31,328	2,329

Total expenses before waiver	4,526,539	934,843	3,654,162	21,318,517	19,104,205	1,202,737
Less: Fees waived (See Note 4)	(67,616)	—	(588,968)	—	—	—

Net expenses	4,458,923	934,843	3,065,194	21,318,517	19,104,205	1,202,737

Net Investment Income (Loss)	4,778,719	(461,498)	4,250,455	(6,540,749)	(2,462,497)	(348,436)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	26,838,249	9,383,419	10,948,629	540,155	78,028,051	11,106,030
Affililiated issuers	—	—	—	(25,249)	(6,603,215)	4,127
Forward currency contracts	—	—	(1,099,784)	—	—	—
Foreign currency translation	(35)	(2,877)	498,774	(126,119)	(1,932)	78

	26,838,214	9,380,542	10,347,619	388,787	71,422,904	11,110,235
Net change in unrealized appreciation (depreciation) on:
Investments	58,949,325	12,721,845	49,286,882	(1,078,473,643)	356,476,015	21,132,838
Forward currency contracts	—	—	(21,005)	—	—	—
Foreign currency translation	—	12,731	(5,797,629)	(21,106,029)	675,654	—

	58,949,325	12,734,576	43,468,248	(1,099,579,672)	357,151,669	21,132,838
Net gain (loss) on investments and foreign currency	85,787,539	22,115,118	53,815,867	(1,099,190,885)	428,574,573	32,243,073

Net Increase (Decrease) in Net Assets Resulting from Operations	$90,566,258	$21,653,620	$58,066,322	$(1,105,731,634)	$426,112,076	$31,894,637

* Net of foreign taxes withheld of:	$32,788	$3,404	$779,357	$1,660,815	$5,625	$8,491

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	43

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$4,778,719	$5,182,520	$(461,498)	$(476,649)
Net realized gain (loss) on sale of investments and foreign currency	26,838,214	7,286,414	9,380,542	(3,282)
Net change in unrealized appreciation (depreciation)	58,949,325	21,609,077	12,734,576	2,048,387

Net increase (decrease) in net assets resulting from operations	90,566,258	34,078,011	21,653,620	1,568,456

Dividends and distributions to shareholders:
Net investment income	(5,030,132)	(5,526,502)	—	—
Net realized gains	—	—	—	—

Total dividends and distributions	(5,030,132)	(5,526,502)	—	—
Fund share transactions:
Shares sold	29,776,783	56,283,828	4,767,903	29,832,239
Shares issued to holders in reinvestment of dividends	4,132,373	4,694,231	—	—
Shares redeemed*	(137,200,773)	(215,046,320)	(11,267,163)	(12,908,921)

Net increase (decrease)	(103,291,617)	(154,068,261)	(6,499,260)	16,923,318

Net increase (decrease) in net assets	(17,755,491)	(125,516,752)	15,154,360	18,491,774
Net Assets:
Beginning of period	366,024,588	491,541,340	65,454,610	46,962,836

End of period**	$348,269,097	$366,024,588	$80,608,970	$65,454,610

* Net of redemption fees of:	$22,305	$27,989	$931	$15,791

** Including undistributed net investment income (loss) of:	$2,824,529	$3,422,977	$(427,298)	$(413,759)

The Accompanying Notes are an Integral Part of these Financial Statements.

44	October 31, 2013

The Tocqueville Trust

Statements of Changes in Net Assets

The Tocqueville International Value Fund		The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund
For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

$4,250,455	$3,195,774	$(6,540,749)	$(12,910,775)	$(2,462,497)	$(1,702,775)	$(348,436)	$(310,262)
10,347,619	(8,353,588)	388,787	47,601,049	71,422,904	80,464,787	11,110,235	3,393,207
43,468,248	1,130,171	(1,099,579,672)	(283,854,786)	357,151,669	51,265,070	21,132,838	(456,174)

58,066,322	(4,027,643)	(1,105,731,634)	(249,164,512)	426,112,076	130,027,082	31,894,637	2,626,771

(3,270,330)	(2,105,224)	—	—	—	—	—	—
—	—	(53,161,749)	(42,282,689)	(80,537,788)	(16,542,579)	(3,451,599)	(766,158)

(3,270,330)	(2,105,224)	(53,161,749)	(42,282,689)	(80,537,788)	(16,542,579)	(3,451,599)	(766,158)

41,933,095	70,782,405	689,958,884	768,183,795	424,376,572	362,662,133	13,020,097	30,896,673
2,452,030	1,547,905	48,734,410	39,153,702	75,042,452	15,316,165	3,271,889	675,793
(54,992,275)	(47,252,825)	(810,631,326)	(717,055,407)	(431,925,473)	(408,065,143)	(29,395,929)	(20,438,315)

(10,607,150)	25,077,485	(71,938,032)	90,282,090	67,493,551	(30,086,845)	(13,103,943)	11,134,151

44,188,842	18,944,618	(1,230,831,415)	(201,165,111)	413,067,839	83,397,658	15,339,095	12,994,764

218,792,544	199,847,926	2,445,912,810	2,647,077,921	1,346,273,436	1,262,875,778	84,548,513	71,553,749

$262,981,386	$218,792,544	$1,215,081,395	$2,445,912,810	$1,759,341,275	$1,346,273,436	$99,887,608	$84,548,513

$16,794	$27,394	$714,261	$698,471	$103,101	$155,189	$2,935	$15,430

$3,131,775	$2,440,944	$(42,539,011)	$(38,731,318)	$—	$(1,480,317)	$(387,335)	$(282,004)

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	45

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund (the “Select Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

46	October 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price. Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Repurchase agreements

The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon

Annual Report	47

price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

c)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

d)  Fair valuation measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

48	October 31, 2013

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument and are classified as Level 2. Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of on the last day of a given month with notice given 25 business days in advance of redemption. This investment is currently valued at $18,033,715 which represents 1.5% of the Gold Fund’s net assets and is classified as Level 3.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occuring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Annual Report	49

The following is a summary of the inputs used, as of October 31, 2013, involving the Funds’ assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks*	$336,440,800	$—	$—	$336,440,800
Real Estate Investment Trust (REIT) *	7,600,000	—	—	7,600,000
Money Market Fund	2,068,456	—	—	2,068,456

Total Fund	$346,109,256	$—	$—	$346,109,256

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$80,146,741	$—	$—	$80,146,741
Real Estate Investment Trust (REIT) *	186,259	—	—	186,259
Purchased Call Options*	—	326,800	—	326,800

Total Fund	$80,333,000	$326,800	$—	$80,659,800

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$249,228,221	$—	$—	$249,228,221
Money Market Fund	11,522,464	—	—	11,522,464

Total Fund	$260,750,685	$—	$—	$260,750,685

Other Financial Instruments**
Total Forward Currency Contracts	$—	$159,726	$—	$159,726

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$812,143,543	$21,025,543	$3,063,293	$836,232,379
Other Precious Metals Related	123,036,369	10,884,821	10,536,366	144,457,556
Other	—	—	6,249,757	6,249,757

Total Common Stocks	935,179,912	31,910,364	19,849,416	986,939,692
Private Fund*	—	—	18,033,715	18,033,715
Warrants*	—	2,140,131	—	2,140,131
Gold Bullion	131,837,805	—	—	131,837,805
Money Market Funds	73,227,490	—	—	73,227,490

Total Fund	$1,140,245,207	$34,050,495	$37,883,131	$1,212,178,833

50	October 31, 2013

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,475,180,938	$—	$—	$1,475,180,938
Corporate Bonds*	—	47,111,076	—	47,111,076
Real Estate Investment Trust (REIT) *	6,444,000	—	—	6,444,000
Money Market Fund	40,428,779	—	—	40,428,779
U.S. Treasury Bills	—	199,991,866	—	199,991,866

Total Fund	$1,522,053,717	$247,102,942	$—	$1,769,156,659

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$84,199,767	$—	$—	$84,199,767
Money Market Funds	6,895,729	—	—	6,895,729
U.S. Treasury Bills	—	9,099,686	—	9,099,686

Total Fund	$91,095,496	$9,099,686	$—	$100,195,182

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$—	$1,494,213	$—	$—
Transfers Out of Level 1	—	—	—	(20,917,645)	—	—

Net Transfers Into/(Out of ) Level 1	—	—	—	(19,423,432)	—	—

Transfers Into Level 2	—	—	—	20,917,645	—	—
Transfers Out of Level 2	—	—	—	(1,494,213)	—	—

Net Transfers Into/(Out of ) Level 2	$—	$—	$—	$19,423,432	$—	$—

Annual Report	51

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2012	$—	$—	$—	$58,132,557	$—	$—
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized depreciation	—	—	—	(20,249,426)	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—

Ending Balance—October 31, 2013	$—	$—	$—	$37,883,131	$—	$—

The movement from Level 2 to Level 1 in the Gold Fund was due to the release of restrictions on securities and the conversion of warrants to common stock. The movement from Level 1 to Level 2 in the Gold Fund was from the securities being priced using the mean of the bid and ask price due to the lack of trading volume on October 31, 2013. Transfers between levels are recognized at the end of the reporting period.

The Tocqueville Gold Fund

Type of Security	Industry	Fair Value at 10/31/2013	Valuation Techniques	Unobservable Inputs	Range
Common Stock
	Gold Related	3,063,293	Latest company financing price adjusted for comparable index fluctuations	Financing prices Discount to index	N/A 45%
	Other Precious Metals Related	10,536,366	Discounted cash flow and net asset value of resources adjusted for comparable index fluctuations	Discount to cash flows Discount to market value of resource Discount to index	5% 25%-65% 40%
	Other	412,757	Latest company financing price adjusted for comparable index fluctuations	Financing prices Discount to index	N/A 33%
		5,837,000	Latest company financing price	Financing prices	N/A
Private Fund	Gold Related	18,033,715	NAV from custodian discounted by advisor	Illiquidity discount	2%

The significant unobservable inputs used in the fair value measurement of the Trust’s common stocks are the most recent financing prices of the portfolio company, which approximates the companies’ value in the market place; net asset value of resources and the discounted cash flows from the sale of the mineral resources, which approximates what the company could receive selling its mineral deposits once mined. The significant unobservable inputs for the private fund is

52	October 31, 2013

the discount for illiquidity applied to the Net Asset Value per share determined by the private fund’s custodian. If comparable indices fluctuate significantly, additional discounts are applied.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. An increase in the discount applied to the value of resources, future expected cash flows, or to account for illiquidity would decrease the value of the portfolio security. If comparable indices fluctuate significantly and additional discounts are applied the value of the security would decrease.

Significant Unobservable Inputs for Level 3 Portfolio Company Securities

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

e)  Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as purchased call options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Advisor used purchased call options to gain exposure to the underlying equity security. In the International Value Fund, the Advisor used forward currency contracts to adjust exposure to foreign exchange rate risk.

Balance Sheet—Values of Derivative Instruments as of October 31, 2013.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Call Options	Investments, at Value	$326,800		$—

Total		$326,800		$—

Annual Report	53

The Tocqueville International Value Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Forward Currency Contracts	Appreciation on forward currency contracts	$159,726		$—

Total		$159,726		$—

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013.

The Tocqueville Opportunity Fund

	Net Realized Loss on Investments	Net Change in Unrealized Appreciation on Investments
Purchased Call Options	$8,846	$118,547

Total	$8,846	$118,547

The Tocqueville International Value Fund

	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Depreciation on Forward Currency Contracts
Foreign Currency Forward Contract	$(1,099,784)	$(21,005)

Total	$(1,099,784)	$(21,005)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of purchased call options create leverage in the Fund. The use of forward currency contracts do not create leverage in the Funds.

The average monthly value of purchased call options in the Opportunity Fund during the period ended October 31, 2013 was $122,765.

54	October 31, 2013

Transactions in purchased options in the Opportunity Fund during the year ended October 31, 2013 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year:	$—	—
Options purchased	3,877,500	710
Options terminated in closing transactions	(180,000)	(40)
Options exercised	(980,000)	(280)
Options expired	(125,000)	(50)

Outstanding, end of year:	$2,592,500	340

The average monthly notional amount of forward currency contracts during the year ended October 31, 2013 was as follows:

International Value Fund
Long Positions	$714,464
Short Positions	$25,015,328

f)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Annual Report	55

g)  Written option accounting

The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

h)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

i)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

k) Subsequent events evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2013, or for any other tax years which are open for exam. As of October 31, 2013, open tax years include the tax years ended October 31, 2010 through 2013. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

56	October 31, 2013

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2013, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(347,035)	$(70,512)	$417,547
Opportunity Fund	447,959	(142,391)	(305,568)
International Value Fund	(289,294)	289,294	—
Gold Fund	2,733,056	(822,023)	(1,911,033)
Delafield Fund	3,942,814	(9,686,332)	5,743,518
Select Fund	243,105	(1,108,752)	865,647

The permanent differences primarily relate to net operating losses, foreign currency reclasses and usage of tax equalization.

As of October 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$236,119,360	$59,713,015	$209,721,561	$1,578,496,934	$1,272,357,240	$74,996,723

Unrealized appreciation	114,574,385	22,179,664	54,723,247	244,249,211	517,467,741	28,203,603
Unrealized depreciation	(4,584,489)	(1,232,879)	(3,694,123)	(610,567,312)	(20,668,322)	(3,005,144)

Net unrealized appreciation/(depreciation)	109,989,896	20,946,785	51,029,124	(366,318,101)	496,799,419	25,198,459

Undistibuted operating income	2,824,529	—	3,898,125	—	2,044,735	—
Undistibuted long-term gains/(loss)	2,781,700	4,131,972	—	—	59,795,871	9,932,784

Distibutable earnings	5,606,229	4,131,972	3,898,125	—	61,840,606	9,932,784

Other accumulated gain/(loss)	—	(427,281)	(5,194,814)	(48,067,798)	—	(387,335)

Total accumulated gain/(loss)	$115,596,125	$24,651,476	$49,732,435	$(414,385,899)	$558,640,025	$34,743,908

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

Annual Report	57

The tax character of distributions paid during the periods ended October 31, 2013 and 2012 was as follows:

	October 31, 2013
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,030,132	$—	$5,030,132
Opportunity Fund	—	—	—
International Value Fund	3,270,330	—	3,270,330
Gold Fund	—	53,161,749	53,161,749
Delafield Fund	—	80,537,788	80,537,788
Select Fund	—	3,451,599	3,451,599

	October 31, 2012
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,526,502	$—	$5,526,502
Opportunity Fund	—	—	—
International Value Fund	2,105,224	—	2,105,224
Gold Fund	15,486,206	26,796,483	42,282,689
Delafield Fund	—	16,542,579	16,542,579
Select Fund	—	766,158	766,158

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2013 and 2012.

For the fiscal year ended October 31, 2013 the Opportunity Fund, Gold Fund, and Select Fund had late year losses of $427,298, $41,733,637, and $378,538, respectively.

At October 31, 2013 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital losses Expiring
	10/31/2017	Indefinite ST	Indefinite LT
International Value Fund	5,188,654	—	—
Gold Fund	—	5,528,133	—

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

58	October 31, 2013

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective March 1, 2013, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2015. For the fiscal year ended October 31, 2013, the Adviser waived $67,616 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

With respect to The Tocqueville International Value Fund, effective January 1, 2013, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2015. For the fiscal year ended October 31, 2013, the Adviser waived $588,968 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, the

Annual Report	59

Adviser has made payments of $87,472, $17,681, $58,202, $389,759, $387,692, and $22,094 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The

Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the fiscal year ended October 31, 2013, were $145,218, $85,563, $9,058, $50,608, $15,675, and $32,616, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
The Tocqueville Fund	Shares	Shares
Shares sold	1,122,567	2,417,617
Shares issued to holders in reinvestment dividends	171,255	210,977
Shares redeemed	(5,121,252)	(9,561,092)

Net decrease	(3,827,430)	(6,932,498)

The Tocqueville Opportunity Fund
Shares sold	269,202	1,838,335
Shares issued to holders in reinvestment dividends	—	—
Shares redeemed	(636,699)	(823,770)

Net increase (decrease)	(367,497)	1,014,565

The Tocqueville International Value Fund
Shares sold	3,191,072	6,098,494
Shares issued to holders in reinvestment dividends	197,585	139,955
Shares redeemed	(4,243,896)	(4,162,884)

Net increase (decrease)	(855,239)	2,075,565

The Tocqueville Gold Fund
Shares sold	14,396,666	10,956,862
Shares issued to holders in reinvestment dividends	783,134	539,233
Shares redeemed	(16,801,311)	(10,200,599)

Net increase (decrease)	(1,621,511)	1,295,496

60	October 31, 2013

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
The Delafield Fund	Shares	Shares
Shares sold	12,682,948	12,276,891
Shares issued to holders in reinvestment dividends	2,479,103	562,887
Shares redeemed	(12,970,111)	(14,055,439)

Net increase (decrease)	2,191,940	(1,215,661)

The Tocqueville Select Fund
Shares sold	975,053	2,720,578
Shares issued to holders in reinvestment dividends	280,128	62,056
Shares redeemed	(2,288,027)	(1,803,804)

Net increase (decrease)	(1,032,846)	978,830

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2013. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2013 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$56,037,034	$71,529,554	$91,352,386	$216,614,087	$479,540,469	$21,609,029

Sales:	$161,288,691	$78,271,722	$99,014,706	$377,281,446	$448,553,168	$45,179,516

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—

Annual Report	61

8.    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2012 through October 31, 2013. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2012		Additions		Reductions		Share Balance at October 31, 2013	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2013	Cost at October 31, 2013
Issuer Name	Share Balance	Cost	Shares	Cost	Shares	Cost
The Tocqueville Gold Fund
Atac Resources Ltd.	10,261,700	$37,121,703	702,000	$1,968,031	—	$—	10,963,700	$—	$—	$7,781,266	$39,089,734
Atac Resources Ltd. (a)	702,000	1,968,031	—	—	(702,000)	(1,968,031)	—	—	—	—	—
Atac Resources Ltd. Warrants	351,000	—	—	—	(351,000)	—	—	—	—	—	—
Barisan Gold Corp. (b)	877,100	—	—	—	—	—	877,100	—	—	75,710	—
Bear Creek Mining Corp.	6,061,800	23,977,515	1,351,400	4,783,666	—	—	7,413,200	—	—	18,485,896	28,761,181
Blue Gold Mining, Inc. (b)(c)	4,000,000	3,845,969	—	—	(4,000,000)	(3,845,969)	—	—	—	—	—
Blue Gold Mining, Inc. Warrants (b)(c)	2,000,000	—	—	—	(2,000,000)	—	—	—	—	—	—
Corvus Gold, Inc.	2,079,901	1,617,492	—	—	—	—	2,079,901	—	—	2,353,200	1,617,492
Corvus Gold, Inc.	1,500,000	1,002,144	4,600,000	3,937,233	—	—	6,100,000	—	—	6,962,068	4,939,377
Corvus Gold, Inc.	—	—	4,600,000	3,937,233	(4,600,000)	(3,937,233)	—	—	—	—	—
East Asia Minerals Corp.	10,544,400	21,793,116	—	—	—	—	10,544,400	—	—	455,089	21,793,116
East Asia Minerals Corp. Warrants	6,500,000	—	—	—	—	—	6,500,000	—	—	—	—
Eidesis Special Opportunities II LP (b)	25,000	25,000,000	—	—	—	—	25,000	—	—	18,033,715	25,000,000
GoGold Resources, Inc.	8,100,000	9,990,010	—	—	—	—	8,100,000	—	—	7,768,666	9,990,010
GoGold Resources, Inc. Warrants	4,050,000	—	—	—	—	—	4,050,000	—	—	516,616	—
Gold Bullion International LLC (b)	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	5,837,000	5,000,000
Gold Resource Corp. (b)	3,655,997	37,246,000	—	—	(2,638,150)	(19,171,617)	1,017,847	1,733,628	(25,249)	5,282,626	18,074,383
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	2,927,380	20,953,121
International Tower Hill Mines Ltd.	5,666,667	33,656,021	1,923,077	4,974,877	—	—	7,589,744	—	—	3,930,812	38,630,898
International Tower Hill Mines Ltd. (a)	1,923,077	4,974,877	—	—	(1,923,077)	(4,974,877)	—	—	—	—	—
MAG Silver Corp.	1,218,000	12,876,363	1,742,700	18,687,456	—	—	2,960,700	—	—	16,875,990	31,563,819
Plata Latina Minerals Corp. (b)	—	—	2,000,000	797,806	—	—	2,000,000	—	—	306,910	797,806
Plata Latina Minerals Corp. Warrants (b)	—	—	1,000,000	—	—	—	1,000,000	—	—	—	—
Primero Mining Corp.	4,840,700	24,573,319	—	—	—	—	4,840,700	—	—	27,577,574	24,573,319
Primero Mining Corp. Warrants	1,848,400	—	—	—	—	—	1,848,400	—	—	1,613,240	—
Rockhaven Resources Ltd.	5,000,000	6,265,337	—	—	—	—	5,000,000	—	—	599,434	6,265,337
Scorpio Mining Corp.	25,668,419	23,975,473	—	—	—	—	25,668,419	—	—	6,755,928	23,975,473
Scorpio Mining Corp.	522,400	984,285	—	—	—	—	522,400	—	—	137,784	984,285
Silver Range Resources Ltd.	3,450,000	—	—	—	—	—	3,450,000	—	—	446,698	—
Silver Range Resources Ltd. Warrants	1,725,000	—	—	—	(1,725,000)	—	—	—	—	—	—
Strategic Metals Ltd.	10,926,900	15,810,172	—	—	—	—	10,926,900	—	—	3,772,776	15,810,172
Sunshine Mining & Refining (b)	1,633,545	18,353,107	—	—	—	—	1,633,545	—	—	10,536,366	18,353,107
Torex Gold Mining	25,250,600	42,051,513	9,900	22,179	—	—	25,260,500	—	—	28,103,563	42,073,692

		$373,035,568		$39,108,481		$(33,897,727)		$1,733,628	$(25,249)	$177,136,307	$378,246,322

62	October 31, 2013

	November 1, 2012		Additions		Reductions		Share Balance at October 31, 2013	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2013	Cost at October 31, 2013
Issuer Name	Share Balance	Cost	Shares	Cost	Shares	Cost
The Delafield Fund
ACCO Brands Corp.	2,800,000	$27,193,413	2,000,000	$13,515,558	(800,000)	$(8,773,872)	4,000,000	$—	$(3,032,546)	$23,400,000	$31,935,099
Checkpoint Systems, Inc. (b)	2,250,000	34,749,063	—	—	(1,875,000)	(31,503,794)	375,000	—	(8,354,612)	6,382,500	3,245,269
Kemet Corp.	2,000,000	11,848,966	950,000	4,220,272	(325,000)	(2,649,767)	2,625,000	—	(612,589)	14,883,750	13,419,471
LTX-Credence Corp.	2,150,000	15,463,159	50,000	270,914	(200,000)	(1,676,416)	2,000,000	—	(281,156)	12,260,000	14,057,657
Maidenform Brands, Inc. (b)	625,000	11,372,034	—	—	(625,000)	(11,372,034)	—	—	3,184,993	—	—
TrueBlue, Inc. (b)	1,550,000	20,893,292	—	—	(325,000)	(4,671,076)	1,225,000	—	2,534,597	30,257,500	16,222,216
Universal Stainless & Alloy	425,000	12,856,365	41,500	971,657	(15,500)	(614,673)	451,000	—	(41,902)	14,576,320	13,213,349

		$134,376,292		$18,978,401		$(61,261,632)		$—	$(6,603,215)	$101,760,070	$92,093,061
The Tocqueville Select Fund
ACCO Brands Corp.	493,000	$4,129,638	161,500	$1,056,352	(130,000)	$(1,227,785)	524,500	$—	$(214,147)	$3,068,325	$3,958,205
Checkpoint Systems, Inc. (b)	255,000	3,303,378	—	—	(146,000)	(2,246,348)	109,000	—	(162,976)	1,855,180	1,057,030
Maidenform Brands, Inc. (b)	160,400	3,362,679	—	—	(160,400)	(3,362,679)	—	—	381,250	—	—
Summer Infant, Inc.	739,933	3,816,381	75,000	155,060	—	—	814,933	—	—	2,314,410	3,971,441

		$14,612,076		$1,211,412		$(6,836,812)		$—	$4,127	$7,237,915	$8,986,676

(a)	Private security restrictions lifted during period and combined with other non restricted securities.
(b)	Security is no longer an affiliated company at October 31, 2013.
(c)	Merger and name change to Riverstone Resources, Inc.

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 31, 2014. The interest rate as of October 31, 2013 was 2.75%. During the year ended October 31, 2013, the Tocqueville Fund’s maximum borrowing was $18,738,000 and average borrowing was $844,429, the Opportunity Fund’s maximum borrowing was $1,745,000 and average borrowing was $63,647, the Gold Fund’s maximum borrowing was $18,790,000 and average borrowing was $1,004,548, and the Select Fund’s maximum borrowing was $426,000 and average borrowing was $1,690. This borrowing resulted in interest expenses of $25,618, $2,007, $29,710, and $33, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund and the Delafield Fund did not use the Line of credit.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the year ended October 31, 2013, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $13,689, $2,776, $9,126, $60,040, $60,901 and $3,468 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively.

Annual Report	63

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    The Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Tocqueville Select Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund; the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 for The Delafield Fund and for the period September 28, 2008 (inception) through December 31, 2008 for The Tocqueville Select Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Tocqueville Trust as of October 31, 2013, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund; the results of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

December 27, 2013

64	October 31, 2013

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (77) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (57) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Partner, Chora Capital, LLC from June 2010 to present; Marketing Manager, L.R. Global Partners from January 2008 to May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Phoenix House from January 2001 to 2007; Director, Bridges to Community from July 2002 to 2006.

James W. Gerard (52) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	6	Director, American Overseas Memorial Day Association, 1988 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Blerancourt, 1992-present; Director and Treasurer ASPCA, 1988 to 2008.

Annual Report	65

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (71) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel 2009-present, Partner 1976-1990, and Associate 1968-1976, Sullivan & Cromwell LLP (attorneys-at-law).	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Alexander Douglas (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (70) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

66	October 31, 2013

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (64) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (38) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (70) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (65) 40 W. 57th St., 19th Floor New York, NY 10019	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Annual Report	67

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (66) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements and the Administration Agreement, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund (the “Funds”) over the past year. The Trustees noted that the services under the Investment Advisory Agreements include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreements and Administration Agreement, respectively, for the Funds; (iii) the Adviser was responsive to requests of the

68	October 31, 2013

Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2013. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with average net assets between $301 million and $351 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with average net assets between $70 million and $97 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Value Funds peer group, with average net assets between $196 million and $338 million, for The Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with average net assets between $1.3 billion and $1.8 billion, for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $1.5 billion and $2.2 billion, for The Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $65 million and $133 million, for The Tocqueville Select Fund (the “Performance Peer Groups”). The Trustees considered that the performance information for The Delafield Fund and The Tocqueville Select Fund includes the performance information of their respective predecessor funds, which had different investment advisers, but the Trustees considered this information since these Funds have substantially the same portfolio management team.

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; the Russell 2500 Growth Index for The Tocqueville Opportunity Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for The Tocqueville Gold Fund; the S&P 500 Index and the Russell 2000 Index for The Delafield Fund; and the Russell 2500 Index and the Russell 2000 Index for The Tocqueville Select Fund (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended July 31, 2013 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Trustees noted that The Tocqueville Fund had outperformed as compared to its Index for the one-year and ten-year periods and underperformed for the three-year and five-year periods, and outperformed the median of its Performance Peer Group for the ten-year period and underperformed for the one-year, three-year and five-year periods. The Trustees noted that with respect to The Tocqueville Opportunity Fund that despite underperforming its Index for all time periods, the Fund had outperformed the median of its Performance Peer Group for all periods except the ten-year period. The Trustees further noted that The Tocqueville International Value Fund outperformed its Index for the five-year and ten-year periods and underperformed for the one-year and three-year periods, and outperformed the median of its Performance Peer Group for all periods except the one-year period. The Trustees noted that The Tocqueville Gold Fund outperformed both of its Indices for the ten-year period, underperformed

Annual Report	69

both its Indices for the one-year period, and outperformed the Philadelphia Stock Exchange Gold & Silver Index and underperformed the S&P 500 Index for the three-year and five-year periods, and outperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Delafield Fund outperformed both of its Indices for the five-year and ten-year periods, underperformed both of its Indices for the three-year period and outperformed the S&P 500 Index and underperformed the Russell 2000 Index for the one-year period, and outperformed the median of its Performance Peer Group for the five-year and ten-year periods and underperformed for the one-year and three-year periods. The Trustees noted that The Tocqueville Select Fund outperformed both of its Indices for the one-year, five-year and ten-year periods, underperformed both of its Indices for the three-year period, and outperformed the median of its Performance Peer Group for all time periods except the three-year period.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Cap Blend Funds peer group, with average net assets between $200 million and $500 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with average net assets between $50 million and $100 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Value Funds peer group, with average net assets between $150 million and $350 million, for The Tocqueville International Value Fund; all funds in the Morningstar Equity Precious Metals Funds peer group, for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $1.2 billion and $2.2 billion, for The Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $50 million and $150 million, for The Tocqueville Select Fund (the “Expense Peer Groups”). The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund and the administration fee being above average for The Tocqueville Fund, The Tocqueville Gold Fund and The Delafield Fund, when compared to their respective Expense Peer Groups. The Trustees also considered the combined contract rate advisory and administration fee as compared to their respective Expense Peer Group. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund, The Delafield Fund and The Tocqueville Select Fund were above average, when compared to their respective Expense Peer Groups and that the total expense ratio for The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund were below average, when compared to their respective Expense Peer Groups. The Board also noted that The Tocqueville Fund and The Tocqueville International Value Fund each operate pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

70	October 31, 2013

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year ended October 31, 2012. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received and reviewed the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2012. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds, except for The Tocqueville Select Fund, currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees considered that breakpoints are not necessary at this time for The Tocqueville Select Fund, given the small size of The Tocqueville Select Fund. The Trustees also noted that the administration fee for the Funds does not have a breakpoint and they concluded that breakpoints were not needed at this time. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Trustees were also assisted by the advice of independent counsel in making this determination.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

Annual Report	71

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocqueville.com/mutual-funds.

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2013 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	5.65%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For the period ended October 31, 2013, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.02%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

72	October 31, 2013

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2013, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Netherlands Antilles	0.00155	0.00000
Belgium	0.01820	0.00273
Bermuda	0.00460	0.00000
Brazil	0.00688	0.00088
Canada	0.00500	0.00075
Switzerland	0.02147	0.00322
Germany	0.02055	0.00352
France	0.07432	0.01106
Hong Kong	0.05413	0.00000
Indonesia	0.00343	0.00054
Ireland	0.01217	0.00193
Italy	0.02085	0.00000
Japan	0.06441	0.00460
Netherlands	0.03034	0.00455
Norway	0.03089	0.00604
British Virgin Islands	0.00008	0.00000

	0.36886	0.03981

Annual Report	73

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQRPANNU    13

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are three audit committee financial experts serving on its audit committee. James Gerard, William Nolan III, and Guy Main are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	156,000	172,237
Audit-Related Fees	0	0
Tax Fees	21,500	20,790
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Grant Thornton applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)* /s/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date DECEMBER 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date DECEMBER 31, 2013

By (Signature and Title)* /s/ JOHN CASSIDY
John Cassidy, Treasurer

Date DECEMBER 31, 2013

*	Print the name and title of each signing officer under his or her signature.

4